UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

Semi-Annual Report

APRIL 30, 2009

Global Fund

Overseas Fund

U.S. Value Fund

Gold Fund

Fund of America

ADVISED BY ARNHOLD AND S. BLEICHROEDER ADVISERS, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance: First Eagle Global, Overseas, U.S. Value and Gold Funds	8

Performance Chart	12

First Eagle Global Fund:

Fund Overview	16

Schedule of Investments	18

First Eagle Overseas Fund:

Fund Overview	36

Schedule of Investments	38

First Eagle U.S. Value Fund:

Fund Overview	52

Schedule of Investments	54

First Eagle Gold Fund:

Fund Overview	62

Schedule of Investments	64

First Eagle Fund of America:

Management's Discussion of Fund Performance	69

Fund Overview	70

Schedule of Investments	72

Statements of Assets and Liabilities	78

Statements of Operations	82

Statements of Changes in Net Assets	84

Financial Highlights	88

Notes to Financial Statements	98

General Information	117

Fund Expenses	118

Additional Information	121

Consideration of Investment Advisory Agreements	129

Letter from the President

Dear Fellow Shareholders,

Since my last letter six months ago markets around the world have continued along a volatile path. Through February most global markets seemed to be in a consistent state of decline. Then on March 9th domestic markets began to rise off the bottom and many thought this could be the first sign of recovery. At First Eagle Funds we believe that the future is still very uncertain and we continue to worry first and foremost about what could go wrong. In our opinion, we have yet to see the complete ramifications of the extraordinary actions taken by global governments in an effort to restore both liquidity and consumer confidence. This does not mean that we are doom-sayers though.

As I look across the industry, many investors experienced a loss during the last 18 months, some more significant than others. We believe that the majority of our losses are temporary in nature and that over the long-term we think that we will recover most, if not all, of the loss of capital experienced by our clients in our funds. Our primary goal remains focused on preserving capital over time for our shareholders.

We continue to manage assets with an unwavering adherence to intelligent value investing. Our portfolio management and analyst teams search the globe for high quality businesses with strong balance sheets trading at a discount to our estimate of intrinsic value. Currently, we are able to find new opportunities and add to existing positions in a variety of sectors, countries and across the entire capital structure due to the depressed valuations which further add to the potential for future value creation in our portfolios.

I am pleased to say that the Global Value Team is stronger than it has ever been. Jean-Marie Eveillard officially transitioned to a senior advisory role on March 26th. He remains a Senior Vice President of Arnhold and S. Bleichroeder Advisers, LLC as well as a Trustee of the First Eagle Funds. Since early September he has worked closely with the portfolio management team and we expect that the dialogue will continue. In February we named Rachel Benepe and Abhay Deshpande as portfolio managers of First Eagle Gold Fund. We also

John P. Arnhold

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

recently announced that Senior Analyst Elizabeth Tobin has re-joined the team. Elizabeth and Jean-Marie worked together on the Funds for over 15 years. She brings tremendous expertise to the team and her temperament is that of a true value investor. The Global Value Team led by Matthew McLennan is deep and the spirit of value investing has never been more palpable.

First Eagle Fund of America, sub-advised by Harold Levy and David Cohen of Iridian Asset Management, has now produced consistently strong performance on both a relative and absolute basis for over 22 years. The Fund invests in what are believed to be undervalued companies poised to benefit from a corporate event. We believe this fund is an undiscovered mutual fund treasure. There are few peers with First Eagle Fund of America's long-term performance record, risk profile and the same management team since inception available for investment today.

Please be assured that your investments in our funds will continue to be managed in the same diligent manner as they have been for over 30 years. Our portfolio managers and other senior executives have substantial investments alongside of yours and we are grateful for the confidence that you continue to place in our firm.

Sincerely,

John P. Arnhold
President

May 2009

"Our primary goal remains focused on preserving capital over time for our shareholders."

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Letter from the Global Value Team Portfolio Managers

There is often wisdom in sailing a steady course despite stormy waters. When markets are unusually volatile many feel a tendency to zig and zag trying to be ahead of each development in sentiment. For those who try to speculate on market sentiment, the past six months would have been a challenge: in February the chorus was "isn't it obvious that we're in a deflationary spiral and shouldn't one own all bonds"; in April the chorus was "isn't it obvious that the authorities are reflating and shouldn't one own all levered equities". The truth is that it is never obvious—nobody has a perfect crystal ball. When all the past six month's market gyrations are fully accounted for, the Funds sailed a steady course with low turnover and the majority returning a handful of percentage points. Sometimes it is better to simply watch the grass grow than to frenetically mow the lawn every week!

We exist in a world where the range of potential future outcomes is broad. Governments in many countries are taking on debt at a rapid rate as they grow their economic influence; on the one hand, banks are scrambling to recapitalize in developed markets and, on the other hand, banks are rapidly expanding balance sheets in some emerging markets and to add to the mix the central banks of the world are expanding the definition of what constitutes lender of last resort with a suite of unconventional market interventions. With deleveraging and rising unemployment having a life of their own, current deflationary forces are strong yet the second order effects of all this government medicine may be to produce more future inflation. Thus there is paradoxically more risk of both deflation and inflation depending on one's time horizon and even today we see some signs of both co-existing with inflation in food and energy prices over the past few months even as real estate prices in many areas continue to deflate. Our sense of the possibilities is foggier than usual.

When one's time horizon is short, cash provides stability against a backdrop of uncertainty but as one's horizon lengthens to years from months this stability is exposed as illusory due to inflation, currency debasement and taxes. As long term investors, our approach to dealing with the current uncertainty is to be primarily owners of enterprises, favoring those with entrenched market position, latency in potential cash flows, prudent management, strong balance sheets and most importantly modest prices. We believe such businesses can better endure the current storm and can better sustain real purchasing power in the long term. We are not 100% fully invested—we typically like to have some deferred purchasing power because we fundamentally acknowledge the world as uncertain and hope that when we least expect it opportunity will come knocking in some

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Jean-Marie Eveillard

corner of the globe. Importantly, a good part of our deferred purchasing power remains in gold and gold equities. With interest rates low, government credit weakening and a global race to devalue currencies in order to protect domestic profits a possibility, we believe that the opportunity cost of holding gold as money is reasonable despite gold's strength in recent years.

Our analysts are busy as ever attempting to unearth opportunities in a world of lower prices but are also willing to realistically move on where either fundamentals have eroded or new risks are emerging. Their focus and open-minded calm in the storm has been impressive.

Matthew McLennan

Global Value Team Lead
Portfolio Manager – Global, Overseas and U.S. Value Funds

Abhay Deshpande

Portfolio Manager – Global, Overseas, U.S. Value and Gold Funds

Jean-Marie Eveillard

Senior Adviser

May 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Management's Discussion of Fund Performance

Global markets were mixed for the six months ended April 30, 2009 as investors tried to identify which markets would benefit from a world-wide economic recovery. The market's rally which began in early March gathered pace through April even as negative news about the U.S. auto industry emerged. The MSCI World Index fell 5% and the MSCI EAFE Index fell 3% during the period. In Japan, the Nikkei 225 Index rose 3%. In Europe, the French CAC 40 Index fell 9% and the German DAX Index fell 4%. In the U.S., the S&P 500 Index declined 9%. The U.S. dollar fell 4% against the euro and was unchanged against the Japanese yen as fear about the global financial system weakened the dollar. Crude oil fell 25% to $51 by the end of April while gold rose 23% to $888 per ounce as concerns about inflation increased.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares rose 2.01% for the six month period while the MSCI World Index declined 5.44%. The Fund's cash position decreased slightly from 6.2% at the end of October to 4.8% on April 30, 2009.

The five largest contributors to the performance of First Eagle Global Fund over the period were Gold bullion, Gold Fields Limited, ADR (gold mining, South Africa), Fresnillo PLC (gold & silver mining, Mexico), Newmont Mining Corporation (gold mining, U.S.) and Wharf Holdings Limited (real estate investment company, Hong Kong) collectively accounting for 4.11% of this period's performance.

The five largest detractors were San Juan Basin Royalty Trust (energy trust, U.S.), Berkshire Hathaway, Inc., Class 'A' (holding company, U.S.), Astellas Pharma, Inc. (pharmaceuticals, Japan), Toho Company Limited (motion picture distributor, Japan) and Pargesa Holding SA (holding company, Switzerland). Their combined negative performance over the six month period subtracted 2.24% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2009, we were approximately 30% hedged on the Japanese yen as we believe Asian currencies should ultimately be revalued against the U.S. dollar. We also remained approximately 60% hedged on the euro.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Global, Overseas, U.S. Value and Gold Funds

First Eagle Overseas Fund

The NAV of the Fund's Class A shares rose 1.96% for the six month period while the MSCI EAFE Index declined 2.64%. The Fund's cash position remained relatively unchanged during the six-month period at 7.7% on April 30, 2009.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Gold bullion, Gold Fields Limited, ADR (gold mining, South Africa), Wharf Holdings Limited (real estate investment company, Hong Kong), Newmont Mining Corporation (gold mining, U.S.) and Kuehne & Nagel International AG (freight transportation, Switzerland) collectively accounting for 3.80% of this period's performance.

The five largest detractors were Pargesa Holding SA (holding company, Switzerland), Astellas Pharma, Inc. (pharmaceuticals, Japan), T. Hasegawa Company Limited (flavors & fragrances, Japan), Toho Company Limited (motion picture distributor, Japan) and Laurent-Perrier (champagne, France). Their combined negative performance over the six month period subtracted 1.49% from the Fund's performance.

In most instances, prices declined in the absence of changes in our estimates of business value. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive.

As of April 30, 2009, we were approximately 30% hedged on the Japanese yen as we believe Asian currencies should ultimately be revalued against the U.S. dollar. We also remained approximately 60% hedged on the euro.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 1.23% for the six month period while the S&P 500 Index declined 8.53% and the Russell 2000 Index decreased 8.40%. The Fund's cash position decreased from 20.9% at the beginning of the period to 16.0% on April 30, 2009.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were Gold bullion, Newmont Mining Corporation (gold mining), Barnes & Noble, Inc. (retail), Sirius XM Radio, Inc. (radio) and Rayonier, Inc., REIT (paper & forest products) collectively accounting for 3.69% of this period's performance.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Management's Discussion of Fund Performance (continued)

The five largest detractors were Berkshire Hathaway, Inc., Class 'A' (holding company), San Juan Basin Royalty Trust (energy trust), Blount International, Inc. (diversified manufacturing company), Beazer Homes USA, Inc. Corporate Bond (homebuilder) and ConocoPhillips (energy). Their combined negative performance over the six month period subtracted 3.32% from the Fund's performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares rose 40.87% for the six month period while the FTSE Gold Mines Index increased 51.47%. The Fund's cash position increased from 4.5% at the beginning of the period to 7.5% on April 30, 2009.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Gold bullion, IAMGOLD Corporation (Canada), Randgold Resources Limited, ADR (Africa), Gold Fields Limited, ADR (South Africa) and Kinross Gold Corporation (Canada) collectively accounting for 22.47% of this period's performance.

The five largest detractors were NovaGold Resources (Canada), Dundee Precious Metals, Inc. (Canada), Anglo American PLC (U.K.), Gammon Gold (Canada) and Etruscan Resources, Inc. (Canada). Their combined negative performance over the six month period subtracted 1.51% from the Fund's performance.

We look at gold as insurance against "extreme outcomes." In the U.S., the current financial crisis is the worst since the Great Depression. The status of the U.S. dollar as the world's reserve currency is suspect, and the other major currencies (the euro, the yen) are not particularly appealing. There is a scarcity side to gold: as we pointed out a year ago, the value of all above ground gold is about 1% of the value of global real estate plus financial assets. From a long-term standpoint, we believe gold as insurance still makes sense.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Global, Overseas, U.S. Value and Gold Funds

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Global Value Team Lead
Portfolio Manager
  Global, Overseas
and U.S. Value Funds

Abhay Deshpande	Rachel Benepe

Portfolio Manager	Portfolio Manager

Global, Overseas, Gold and U.S. Value Funds	Gold Fund

Jean-Marie Eveillard

Senior Adviser

May 2009

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Performance Chart1

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Global Fund
Class A (SGENX)
without sales charge	-22.77%	-2.30%	6.63%	11.24%	14.02%	01/01/79[2]
with sales charge	-26.63	-3.96	5.55	10.81	13.88	01/01/79[2]
Class C (FESGX)	-24.12	-3.05	5.84	—	10.32	06/05/00
Class I (SGIIX)	-22.57	-2.07	6.90	11.50	10.87	07/31/98
MSCI World Index[3]	-39.33	-11.54	-1.02	-1.57	8.94	01/01/79
First Eagle Overseas Fund
Class A (SGOVX)
without sales charge	-25.21%	-4.24%	6.64%	11.64%	11.32%	08/31/93
with sales charge	-28.95	-5.87	5.55	11.21	11.05	08/31/93
Class C (FESOX)	-26.56	-4.98	5.83	—	10.17	06/05/00
Class I (SGOIX)	-25.04	-4.01	6.91	11.88	11.44	07/31/98
MSCI EAFE Index[4]	-42.76	-12.34	0.66	-0.04	3.08	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX)
without sales charge	-19.69%	-1.94%	3.67%	—	7.35%	09/04/01
with sales charge	-23.70	-3.60	2.61	—	6.63	09/04/01
Class C (FEVCX)	-21.09	-2.69	2.88	—	6.54	09/04/01
Class I (FEVIX)	-19.51	-1.72	3.91	—	7.60	09/04/01
Standard & Poor's 500 Index[5]	-35.31	-10.76	-2.70	—	-1.50	09/04/01
First Eagle Gold Fund
Class A (SGGDX)
without sales charge	-12.95%	0.75%	14.16%	17.70%	8.61%	08/31/93
with sales charge	-17.30	-0.96	13.00	17.26	8.35	08/31/93
Class C (FEGOX)	-14.42	0.02	13.32	—	13.90	05/15/03
Class I (FEGIX)	-12.69	1.03	14.45	—	15.03	05/15/03
FTSE Gold Mines Index[6]	-17.90	-5.17	10.34	8.29	1.17	08/31/93
MSCI World Index[3]	-39.33	-11.54	-1.02	-1.57	4.18	08/31/93

Please see the following pages for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Average Annual Returns as of April 30, 2009 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
First Eagle Fund of America
Class A (FEFAX)
without sales charge	-31.35%	-4.93%	1.71%	3.47%	4.74%	11/20/98
with sales charge	-34.79	-6.54	0.67	2.94	4.23	11/20/98
Class C (FEAMX)	-32.55	-5.66	0.97	2.80	4.23	03/02/98
Class Y (FEAFX)[7]	-31.38	-4.95	1.71	3.56	10.88	04/10/87
Standard &Poor's 500 Index[5]	-35.31	-10.76	-2.70	-2.48	7.53	04/10/87

1The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares "with sales charge" of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%.

The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without charge.

Class Y Shares of First Eagle Fund of America are offered without charge.

2Commencement of management by Jean-Marie Eveillard. Mr. Eveillard transitioned to senior adviser on March 26, 2009, a position he also held from January 2005 to March 2007, and continues to be a member of First Eagle Fund's Board of Trustees and a Senior Vice President of Arnhold and S. Bleichroeder Advisers, LLC. The Fund commenced operations on April 28, 1970.

3The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested.

4The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Performance Chart (continued)

5The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

6The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

7As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	CLASS A	CLASS I	CLASS C	CLASS Y
First Eagle Global Fund	1.14%	0.89%	1.89%	—%
First Eagle Overseas Fund	1.15	0.90	1.90	—
First Eagle U.S. Value Fund	1.21	0.96	1.96	—
First Eagle Gold Fund	1.21	0.96	1.96	—
First Eagle Fund of America	1.42	—	2.17	1.42

These expense ratios are presented as of October 31, 2008 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

This page was intentionally left blank.

Fund Overview | Data as of April 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that may help to minimize risk.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales charge	-22.77%	6.63%	11.24%
with sales charge	-26.63	5.55	10.81
MSCI World Index	-39.33	-1.02	-1.57
Consumer Price Index	-0.74	2.55	2.52

Asset Allocation

Countries

United States	37.08%
Japan	23.26
France	12.82
Switzerland	5.07
Singapore	1.87
Germany	1.86
South Africa	1.85
Italy	1.67
Hong Kong	1.64
Mexico	1.51
South Korea	1.12
United Kingdom	0.96
Malaysia	0.81
Netherlands	0.81
Taiwan	0.71
Brazil	0.51
Thailand	0.46
Panama	0.16
Canada	0.09
Chile	0.08
Norway	0.06
Belgium	0.03
Jersey	0.01

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Global Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	6.96%
Berkshire Hathaway, Inc., Class 'A' (U.S. holding company)	2.71
Fanuc Limited (Japanese industrial manufacturing company)	2.48
SMC Corporation (Japanese automated control devices manufacturer)	2.47
Secom Company Limited (Japanese security services provider)	2.25
Sanofi-Aventis SA (French health care company)	1.91
Sodexo (French food management services provider)	1.84
Keyence Corporation (Japanese sensors manufacturer)	1.79
Aioi Insurance Company Limited (Japanese insurance company)	1.78
Cintas Corporation (U.S. uniform designer and manufacturer)	1.73

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—80.21%
U.S. Common Stocks—27.06%
Consumer Discretionary 6.57%
10,768,581	Cintas Corporation (a)	$380,345,326	$276,321,788
5,304,276	Barnes & Noble, Inc. (a)	142,425,487	138,547,689
2,572,580	Costco Wholesale Corporation	98,858,810	125,027,388
8,316,595	Comcast Corporation , Class 'A'	147,903,820	122,087,615
4,463,150	Home Depot, Inc.	110,672,383	117,470,108
3,013,150	Omnicom Group, Inc.	77,356,445	94,823,830
1,966,900	Tiffany & Company	49,748,172	56,922,086
1,111,175	Wal-Mart Stores, Inc.	51,029,419	56,003,220
1,381,358	Unifirst Corporation	30,865,195	51,510,840
241,530	Weyco Group, Inc.	712,328	6,629,999
2,485	JG Boswell Company (b)	573,840	1,354,325
185,000	St. John Knits International, Inc. (b)(c)	3,180,703	749,250
		1,093,671,928	1,047,448,138
Energy 2.86%
2,407,091	Apache Corporation	164,692,743	175,380,650
2,536,293	ConocoPhillips	116,539,901	103,988,013
2,327,880	Helmerich & Payne, Inc.	57,215,205	71,745,262
3,975,644	San Juan Basin Royalty Trust (a)	141,567,358	56,493,901
1,008,530	Murphy Oil Corporation	39,438,919	48,116,966
		519,454,126	455,724,792
Financials 4.18%
4,599	Berkshire Hathaway, Inc. , Class 'A' (c)	392,199,945	432,306,000
9,253,133	American Express Company	397,945,907	233,364,014
34,924	Mills Music Trust (a)(b)	1,055,337	699,179
192,250	LandCo Real Estate LLC (b)(c)(d)(e)	669,030	669,030
21,124	Security Capital European Realty (b)(c)(d)	—	—
		791,870,219	667,038,223
Health Care 1.02%
2,499,370	WellPoint, Inc. (c)	118,103,478	106,873,061
1,059,980	Johnson & Johnson	59,610,842	55,500,553
		177,714,320	162,373,614

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—27.06%—(continued)
Industrials 2.78%
4,564,980	3M Company	$364,617,757	$262,942,848
1,474,890	Alliant Techsystems, Inc. (c)	158,314,106	117,474,989
9,778,961	Blount International, Inc. (a)(c)	127,911,050	62,585,350
4,169	Conbraco Industries, Inc. (a)(b)(c)	1,258,498	604,505
		652,101,411	443,607,692
Information Technology 2.95%
11,770,017	Microsoft Corporation	289,344,087	238,460,544
5,821,360	Linear Technology Corporation	163,252,124	126,789,221
6,694,310	Intel Corporation	91,240,768	105,636,212
		543,836,979	470,885,977
Materials 5.38%
6,493,622	Rayonier, Inc. , REIT (a)	149,477,283	250,783,681
5,603,662	Newmont Mining Corporation	228,913,155	225,491,359
3,676,750	Newmont Mining Corporation, CDI	3,394,059	14,985,255
3,987,548	Plum Creek Timber Company, Inc. , REIT	147,118,846	137,650,157
2,784,350	Weyerhaeuser Company	124,714,724	98,176,181
1,655,620	Vulcan Materials Company	110,867,265	78,724,731
1,258,500	Deltic Timber Corporation (a)	62,903,243	53,033,190
		827,388,575	858,844,554
Telecommunication Services 0.65%
5,391,150	Cisco Systems, Inc. (c)	86,351,072	104,157,018
Utilities 0.67%
4,440,260	IDACorporation, Inc. (a)	148,334,642	106,433,032
Total U.S. Common Stocks		4,840,723,272	4,316,513,040
International Common Stocks—53.15%
Belgium 0.03%
1,863,159	Deceuninck NV (a)	44,135,320	5,552,027
Brazil 0.51%
3,031,450	Petroleo Brasileiro SA , ADR	50,673,221	81,788,521
Canada 0.07%
2,628,490	Harry Winston Diamond Corporation	66,744,399	11,031,401
Chile 0.08%
7,600,803	Quinenco SA (b)	5,676,192	13,458,530

See Notes to Financial Statements.

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—53.15%—(continued)
France 12.52%
5,259,547	Sanofi-Aventis SA	$415,745,822	$304,890,576
6,059,452	Sodexo	204,703,427	292,837,254
2,943,836	Neopost SA (a)	284,754,430	250,596,390
5,398,259	Cie Generale d'Optique Essilor International SA	243,531,070	234,073,099
4,530,023	Carrefour SA	282,483,345	185,326,459
5,361,738	Remy Cointreau SA (a)	250,320,035	178,095,208
2,307,233	Société BIC SA	125,700,859	124,290,556
1,429,334	Air Liquide SA	160,589,540	117,092,115
2,095,213	Total SA	116,415,367	106,403,530
2,299,271	Wendel	133,700,715	85,401,347
541,213	Guyenne et Gascogne SA (a)	72,303,381	47,307,638
63,019	Sucrière de Pithiviers-Le-Vieil (a)	35,947,627	39,644,617
165,085	Robertet SA	21,842,347	14,867,421
42,252	Robertet SA CI (b)	800,508	2,797,927
104,457	Gaumont SA	6,087,824	5,536,480
385,000	Sabeton SA (a)	4,841,233	5,358,985
69,500	NSC Groupe (a)(b)	12,298,421	2,485,236
		2,372,065,951	1,997,004,838
Germany 1.56%
2,556,816	Fraport AG	108,879,985	103,449,835
1,172,304	Pfeiffer Vacuum	105,767,273	78,219,948 Technology AG (a)
2,464,510	Tognum AG	26,236,180	30,224,608
1,337,532	Bertelsmann AG , Series 'A' (f)	33,414,943	24,268,552
386,842	Hornbach Baumarkt AG	21,504,161	12,808,337
		295,802,542	248,971,280
Hong Kong 1.64%
55,141,450	Wharf Holdings Limited	147,882,908	183,210,732
12,693,580	Guoco Group Limited	115,086,260	78,126,433
20,738,780	City e-Solutions Limited (a)(b)(c)	936,898	963,344
		263,906,066	262,300,509

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—53.15%—(continued)
Italy 1.67%
18,139,395	Italcementi S.p.A. RSP	$249,186,230	$116,035,009
4,682,069	Italcementi S.p.A.	86,201,872	57,079,573
1,734,972	Italmobiliare S.p.A. RSP	121,356,934	42,509,237
1,021,137	Italmobiliare S.p.A.	107,360,738	39,070,653
3,067,773	Gewiss S.p.A.	18,442,735	11,376,283
		582,548,509	266,070,755
Japan 23.13%
5,524,780	Fanuc Limited	472,265,654	395,866,977
4,053,720	SMC Corporation (a)	474,941,650	394,402,676
9,712,830	Secom Company Limited	441,193,277	358,312,569
1,617,690	Keyence Corporation	323,870,015	284,780,331
64,994,300	Aioi Insurance Company Limited (a)	312,994,683	284,560,024
8,089,020	Astellas Pharma, Inc.	332,426,725	263,157,537
5,211,900	Ono Pharmaceutical Company Limited	237,044,527	220,793,980
7,086,170	Shimano, Inc. (a)	164,314,591	207,550,738
14,646,430	MISUMI Group, Inc. (a)	256,798,648	196,681,056
14,072,800	THK Company Limited (a)	262,374,634	193,542,005
1,579,510	Hirose Electric Company Limited	175,236,917	163,761,906
4,567,060	Canon, Inc.	218,295,606	136,544,309
10,972,000	Kirin Holdings Company Limited	145,500,358	120,428,458
7,791,760	Toho Company Limited	133,461,584	102,974,106
14,391,850	Sompo Japan Insurance, Inc.	152,635,615	85,764,749
3,501,380	Chofu Seisakusho Company Limited (a)	63,721,317	64,229,227
5,147,000	T. Hasegawa Company Limited (a)	79,849,658	53,259,218
2,719,100	Meitec Corporation (a)	79,203,905	36,706,610
3,461,892	Nissin Healthcare Food Service Company Limited	47,886,384	32,699,740
1,505,600	Shimachu Company Limited	36,098,733	26,214,866
1,725,100	Ariake Japan Company Limited (a)	29,754,119	23,620,250
2,002,100	Seikagaku Corporation	21,143,745	19,073,416
2,567,150	Nipponkoa Insurance Company Limited	8,856,912	13,893,363
175,240	Mabuchi Motor Company Limited	10,233,214	7,903,294
271,100	Aderans Holdings Company Limited	6,159,738	2,599,175
		4,486,262,209	3,689,320,580

See Notes to Financial Statements.

Global Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—53.15%—(continued)
Malaysia 0.81%
98,012,905	Genting Berhad	$207,219,051	$128,848,426
Mexico 1.51%
16,559,243	Fresnillo PLC	131,822,209	131,089,444
9,745,693	Industrias Peñoles S.A.B. de C.V.	17,199,241	105,339,863
1,746,840	Grupo Televisa S.A.B. CPO	5,488,500	5,378,668
		154,509,950	241,807,975
Netherlands 0.33%
2,199,913	Heineken Holding NV	64,244,115	52,356,752
Panama 0.16%
2,036,652	Banco Latinoamericano de Exportaciones SA (a)	33,554,517	25,050,820
Singapore 0.43%
4,246,220	United Overseas Bank Limited	49,821,426	32,999,851
12,704,120	Fraser and Neave Limited	12,799,700	22,493,526
13,467,250	ComfortDelgro Corporation Limited	3,279,184	12,923,464
20,890	UOL Group Limited	28,240	31,340
		65,928,550	68,448,181
South Africa 1.85%
21,587,580	Gold Fields Limited , ADR	255,003,062	224,510,832
749,210	Gold Fields Limited	2,173,737	7,825,353
5,676,147	Harmony Gold Mining Company Limited , ADR (c)	55,528,431	52,901,690
1,000,000	Harmony Gold Mining Company Limited (c)	4,591,642	9,340,623
		317,296,872	294,578,498
South Korea 0.39%
51,900	Lotte Confectionery	21,157,499	41,665,628 Company Limited
39,989	Namyang Dairy Products Company Limited (a)	7,325,466	15,958,198
740,720	Daeduck GDS Company Limited	4,554,227	4,018,247
		33,037,192	61,642,073
Switzerland 5.07%
3,783,070	Pargesa Holding SA	237,781,696	241,581,916
3,086,146	Kuehne & Nagel International AG	139,997,099	234,409,669
5,417,450	Nestlé SA	135,598,090	177,415,789

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—53.15%—(continued)
Switzerland 5.07%—(continued)
4,280	Lindt & Spruengli AG	$128,261,246	$82,257,188
40,274	Lindt & Spruengli AG PC	67,067,587	64,958,064
39,740	Edipresse SA	10,811,874	7,663,745
		719,517,592	808,286,371
Thailand 0.46%
26,375,300	Bangkok Bank PCL NVDR	84,757,791	63,545,933
448,850	Bangkok Bank PCL	1,459,292	1,090,955
577,000	OHTL PCL (b)	3,451,517	8,210,147
		89,668,600	72,847,035
United Kingdom 0.93%
3,238,610	Willis Group Holdings Limited	96,652,950	89,094,161
2,714,983	Anglo American PLC	62,810,160	59,617,598
		159,463,110	148,711,759
Total International Common Stocks		10,012,253,958	8,478,076,331
Total Common Stocks		14,852,977,230	12,794,589,371
Preferred Stocks—1.01%
U.S. Preferred Stocks—0.09%
Financials 0.01%
137,410	Price Legacy Corporation, Series '1' REIT (b)	1,339,514	965,305
Utilities 0.08%
335,000	Calenergy Capital Trust III (b)	14,782,812	13,400,000
Total U.S. Preferred Stocks		16,122,326	14,365,305
International Preferred Stocks—0.92%
Germany 0.30%
877,242	Hornbach Holding AG	63,837,360	47,727,531
South Korea 0.62%
384,890	Samsung Electronics Company Limited	58,999,278	99,597,412
Total International Preferred Stocks		122,836,638	147,324,943
Total Preferred Stocks		138,958,964	161,690,248
OUNCES
Commodity—6.96%
1,249,002	Gold bullion (c)	693,749,790	1,109,925,515

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Notes and Bonds—6.26%
U.S. Bonds—2.97%
Corporate Bonds 0.94%
$4,910,000	American Standard, Inc. 8.25% due 6/1/2009	$4,914,922	$4,921,205
2,810,655	Avis Budget Car Rental LLC 7.625% due 5/15/2014	2,763,541	815,090
5,467,000	Bausch & Lomb, Inc. 7.125% due 8/1/2028 (b)	4,706,604	1,640,100
28,930,000	Blount, Inc. 8.875% due 8/1/2012	28,946,625	28,206,750
6,900,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	7,021,716	6,951,750
13,500,000	GATX Financial Corporation 8.875% due 6/1/2009	13,484,646	13,523,085
11,000,000	Level 3 Financing, Inc. 9.25% due 11/1/2014	10,682,131	8,868,750
5,000,000	Pulte Homes, Inc. 5.20% due 2/15/2015	4,228,008	4,225,000
12,522,000	Sirius XM Radio, Inc. 9.625% due 8/1/2013	12,303,258	7,575,810
8,073,000	Texas Industries, Inc. 7.25% due 7/15/2013 (g)	5,914,516	6,599,677
2,794,000	Texas Industries, Inc. 7.25% due 7/15/2013	2,049,689	2,284,095
3,500,000	Toys R US, Inc. 7.625% due 8/1/2011	3,464,831	2,380,000
57,142,000	Tronox Worldwide LLC 9.50% due 12/1/2012 (h)	43,266,004	9,999,850
28,622,000	Valassis Communications, Inc. 8.25% due 3/1/2015	26,414,757	15,956,765
12,554,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 2/15/2015	12,462,771	8,913,340
22,554,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 2/15/2017	21,795,006	14,660,100
220,588	The Yankee Candle Company, Inc. 2.44% due 2/6/2014	142,909	180,882
14,933,556	The Yankee Candle Company, Inc. 3.22% due 2/6/2014	9,670,106	12,245,516
		214,232,040	149,947,765
Government Obligations 1.86%
77,202,627	United States Treasury Inflation Indexed Bond 1.875% due 7/15/2013 (i)	80,059,452	78,770,766

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—2.97%—(continued)
Government Obligations 1.86%—(continued)
$132,920,572	United States Treasury Inflation Indexed Bond 2.375% due 4/15/2011 (i)	$135,810,700	$135,869,814
79,399,495	United States Treasury Inflation Indexed Bond 4.25% due 1/15/2010 (i)	80,333,099	81,235,608
		296,203,251	295,876,188
Convertible Bond 0.17%
34,617,000	Boston Properties LP, REIT 3.625% due 2/15/2014 (g)	24,206,363	27,607,057
Total U.S. Bonds		534,641,654	473,431,010
International Notes and Bonds—3.29%
International Corporate Notes and Bonds—0.90%
Canada 0.02%
33,260,000 USD	CanWest LP 9.25% due 8/1/2015 (b)(g)	28,951,677	3,242,850
France 0.30%
12,000,000 EUR	FINEL 9.50% due 6/30/2017 (b)(c)(d)(e)(h)	14,474,400	—
15,000,000 EUR	FINEL 9.50% due 10/15/2017 (b)(c)(d)(e)(h)	18,067,500	—
7,938,000 USD	Lafarge SA 6.50% due 7/15/2016	5,511,489	5,899,426
2,000,000 USD	Legrand SA 8.50% due 2/15/2025	1,958,289	1,594,152
12,050,000 EUR	Wendel 4.375% due 8/9/2017	10,133,631	10,054,181
330,000 EUR	Wendel 4.875% due 11/4/2014	250,364	295,010
10,000,000 EUR	Wendel 4.875% due 9/21/2015 (j)	9,529,962	8,807,259
3,500,000 EUR	Wendel 4.875% due 5/26/2016	2,266,682	2,966,656
15,471,000 EUR	Wendel 5.00% due 2/16/2011	15,607,235	18,748,158
		77,799,552	48,364,842
Ireland — 0.00%
13,650,000 EUR	Waterford Wedgwood PLC 9.875% due 12/1/2010 (b)(d)(g)(h)	16,339,337	—

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Corporate Notes and Bonds—0.90%—(continued)
Jersey 0.01%
2,500,000 EUR	Independent News & Media Finance Limited 5.75% due 5/17/2009	$2,918,970	$1,821,050
Netherlands 0.48%
39,700,000 EUR	UPC Holding BV 7.75% due 1/15/2014 (j)	46,296,203	47,583,699
22,660,000 EUR	UPC Holding BV 8.625% due 1/15/2014 (j)	26,654,625	27,910,137
		72,950,828	75,493,836
Norway 0.06%
5,500,000 USD	Den Norske Bank ASA FRN 1.938% due 8/28/2009 (b)	3,888,750	2,876,555
3,170,000 USD	Den Norske Creditbank FRN 1.563% due 5/29/2009 (b)	2,059,625	1,505,592
3,500,000 USD	Den Norske Creditbank FRN 2.025% due 8/31/2009 (b)	2,610,000	1,806,038
10,000,000 USD	Nordea Bank Norge ASA FRN 2.783% due 5/18/2009 (b)	6,826,750	3,238,880
		15,385,125	9,427,065
United Kingdom 0.03%
3,000,000 GBP	Marks & Spencer PLC 6.375% due 11/7/2011	5,265,700	4,490,653
Total International Corporate Notes and Bonds		219,611,189	142,840,296
International Government Bonds—2.39%
Japan 0.13%
2,196,478,800 JPY	Japanese Government CPI Linked Bond 1.40% due 6/10/2018 (i)	20,176,060	19,502,025
Singapore 1.44%
52,947,000 SGD	Singapore Government Bond 2.375% due 10/1/2009	32,470,112	36,096,132
60,827,000 SGD	Singapore Government Bond 3.625% due 7/1/2011	44,904,705	43,896,890
211,030,000 SGD	Singapore Government Bond 4.625% due 7/1/2010	147,279,231	149,754,789
		224,654,048	229,747,811
South Korea 0.11%
22,823,640,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 3/10/2017 (i)	21,744,808	17,581,052

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds—2.39%—(continued)
Taiwan 0.71%
1,767,500,000 TWD	Taiwan Government Bond 2.00% due 7/20/2012	$53,849,283	$55,365,100
1,826,000,000 TWD	Taiwan Government Bond 2.375% due 1/16/2013	59,116,581	58,105,099
		112,965,864	113,470,199
Total International Government Bonds		379,540,780	380,301,087
Total International Notes and Bonds		599,151,969	523,141,383
Total Bonds		1,133,793,623	996,572,393
U.S. Commercial Paper—4.80%
$7,000,000	Altria Group, Inc.	6,994,692	6,994,692
	1.05% due 5/27/2009
8,493,000	Altria Group, Inc. 1.05% due 5/28/2009	8,486,312	8,486,312
6,399,000	Altria Group, Inc. 1.05% due 5/29/2009	6,393,774	6,393,774
3,761,000	Altria Group, Inc. 1.05% due 6/15/2009	3,756,064	3,756,064
12,500,000	Altria Group, Inc. 1.60% due 5/19/2009	12,490,000	12,490,000
10,000,000	Altria Group, Inc. 1.60% due 5/29/2009	9,987,556	9,987,556
10,000,000	Altria Group, Inc. 1.65% due 5/11/2009	9,995,417	9,995,417
12,689,000	Avery Dennison Corporation 0.75% due 5/1/2009	12,689,000	12,689,000
4,371,000	Avery Dennison Corporation 0.85% due 5/18/2009	4,369,246	4,369,246
7,009,000	Avery Dennison Corporation 0.85% due 5/27/2009	7,004,697	7,004,697
9,131,000	Bemis Company, Inc. 0.30% due 5/5/2009	9,130,696	9,130,696
20,000,000	BMW 0.50% due 5/1/2009	20,000,000	20,000,000
5,945,000	The Clorox Company 0.60% due 5/22/2009	5,942,919	5,942,919
11,686,000	The Coca-Cola Company 0.20% due 5/19/2009	11,684,831	11,684,831
64,015,000	The Coca-Cola Company 0.20% due 5/20/2009	64,008,243	64,008,243
40,711,000	ConocoPhillips 0.20% due 5/5/2009	40,710,095	40,710,095
40,000,000	ConocoPhillips 0.27% due 5/1/2009	40,000,000	40,000,000

See Notes to Financial Statements.

Global Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—4.80%—(continued)
$18,000,000	Consolidated Edison, Inc.	$18,000,000	$18,000,000
	0.30% due 5/1/2009
11,455,000	Diageo Capital PLC 0.85% due 6/2/2009	11,446,345	11,446,345
10,000,000	Emerson Electric Company 0.20% due 5/26/2009	9,998,611	9,998,611
19,107,000	H.J. Heinz Company Limited 0.40% due 6/4/2009	19,099,782	19,099,782
15,652,000	H.J. Heinz Company Limited 0.55% due 6/18/2009	15,640,522	15,640,522
29,513,000	H.J. Heinz Company Limited 0.60% due 5/19/2009	29,504,146	29,504,146
8,874,000	Harley Davidson, Inc. 0.50% due 5/1/2009	8,874,000	8,874,000
23,355,000	Harley Davidson, Inc. 0.55% due 5/13/2009	23,350,718	23,350,718
9,402,000	Harley Davidson, Inc. 0.55% due 5/18/2009	9,399,558	9,399,558
6,992,000	Harley Davidson, Inc. 0.55% due 5/19/2009	6,990,077	6,990,077
4,174,000	Harley Davidson, Inc. 1.75% due 5/7/2009	4,172,783	4,172,783
12,422,000	ITT Corporation 1.20% due 5/4/2009	12,420,758	12,420,758
13,725,000	ITT Corporation 1.50% due 5/18/2009	13,715,278	13,715,278
15,000,000	ITT Corporation 1.75% due 5/1/2009	15,000,000	15,000,000
15,658,000	Kraft Foods, Inc. 0.55% due 5/26/2009	15,652,020	15,652,020
25,000,000	Microsoft Corporation 0.17% due 6/22/2009	24,993,861	24,993,861
11,442,000	Moody's Corporation 0.50% due 5/1/2009	11,442,000	11,442,000
40,000,000	Moody's Corporation 0.55% due 5/4/2009	39,998,167	39,998,167
22,021,000	Moody's Corporation 0.55% due 5/8/2009	22,018,645	22,018,645
15,000,000	Moody's Corporation 0.55% due 5/11/2009	14,997,708	14,997,708
35,775,000	Nestle Capital Corporation 0.03% due 5/4/2009	35,774,911	35,774,911
31,939,000	The Procter & Gamble Company 0.13% due 5/11/2009	31,937,847	31,937,847
10,341,000	Transocean, Inc. 0.60% due 5/1/2009	10,341,000	10,341,000

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—4.80%—(continued)
$7,119,000	Transocean, Inc.	$7,118,614	$7,118,614
	0.65% due 5/4/2009
40,000,000	Transocean, Inc. 0.70% due 5/11/2009	39,992,222	39,992,222
22,332,000	Verizon Communications Inc. 0.90% due 5/5/2009	22,329,767	22,329,767
2,366,000	Verizon Communications Inc. 1.05% due 5/7/2009	2,365,586	2,365,586
16,172,000	Vulcan Materials Company 0.45% due 5/1/2009	16,172,000	16,172,000
Total U.S. Commercial Paper		766,390,468	766,390,468
Total Investments—99.24%		$17,585,870,075	15,829,167,995
Other Assets in Excess of Liabilities—0.76%			121,097,853
Net Assets—100.00%			$15,950,265,848

(a)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(b)  Security is deemed illiquid. At April 30, 2009, the value of these securities amounted to $60,666,793 or 0.38% of net assets.

(c)  Non-income producing security/commodity.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $669,030 or 0.00% of net assets.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2009, the value of these securities amounted to $669,030 or 0.00% of net assets.

(f)  Participation certificate security—A type of investment with a combination of share and bond-like features. This security does not come with voting rights.

(g)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(h)  Defaulted security.

(i)  Inflation protected security.

(j)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

  At April 30, 2009 cost is substantially identical for both book and federal income tax purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,301,353,223
Gross unrealized depreciation	(3,058,055,303)
Net unrealized depreciation	$(1,756,702,080)

See Notes to Financial Statements.

Global Fund

ADR  — American Depository Receipt

CDI  — Chess Depository Interest

CPI  — Consumer Price Index

CPO  — Ordinary Participation Certificate

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

GBP  — British Pound

JPY  — Japanese Yen

KRW  — South Korean Won

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

Restricted Securities

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
LandCo Real Estate LLC	9/6/2006	$669,030	$3.48
FINEL 9.50% due 6/30/2017	6/22/2005	14,474,400	—
FINEL 9.50% due 10/15/2017	10/11/2005	18,067,500	—

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2009	UNREALIZED APPRECIATION AT APRIL 30, 2009	UNREALIZED DEPRECIATION AT APRIL 30, 2009
7/15/2009	241,223,000	Euro	$312,190,807	$319,752,183	$7,561,376	$—
7/15/2009	40,788,000	Pound Sterling	58,150,228	60,478,733	2,328,505	—
7/15/2009	35,882,000	Pound Sterling	52,832,657	53,204,323	371,666	—
			$423,173,692	$433,435,239	$10,261,547		$—

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2009	UNREALIZED APPRECIATION AT APRIL 30, 2009	UNREALIZED DEPRECIATION AT APRIL 30, 2009
7/15/2009	1,364,649,000	Euro	$1,816,625,118	$1,808,907,097	$7,718,021	$—
7/15/2009	63,949,000	Pound Sterling	94,606,150	94,820,891	—	(214,741)
7/15/2009	12,721,000	Pound Sterling	18,617,820	18,862,165	—	(244,345)
7/15/2009	62,435,000	Swiss Franc	56,169,549	54,850,734	1,318,815	—
8/12/2009	46,316,893,000	Japanese Yen	508,402,556	469,728,857	38,673,699	—
9/16/2009	62,809,343,000	Japanese Yen	660,464,486	636,957,729	23,506,757	—
			$3,154,885,679	$3,084,127,473	$71,217,292	$(459,086)

Affiliated Securities

AFFILIATE	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2009	MARKET VALUE APRIL 30, 2009	REALIZED LOSS	DIVIDEND INCOME
Aioi Insurance Company Limited	64,994,300	—	—	64,994,300	$284,560,024	$—	$6,193,422
Ariake Japan Company Limited	1,725,100	—	—	1,725,100	23,620,250	—	328,776
Banco Latinoamericano de Exportaciones SA	2,036,652	—	—	2,036,652	25,050,820	—	753,561
Barnes & Noble, Inc.	6,483,956	—	1,179,680	5,304,276	138,547,689	(3,056,880)	3,241,978
Blount International, Inc.	9,778,961	—	—	9,778,961	62,585,350	—	—
Chofu Seisakusho Company Limited	3,501,380	—	—	3,501,380	64,229,227	—	503,262
Cintas Corporation	10,059,141	709,440	—	10,768,581	276,321,788	—	5,061,233
City e-Solutions Limited	20,738,780	—	—	20,738,780	963,344	—	—
Conbraco Industries, Inc.	4,169	—	—	4,169	604,505	—	—
Deceuninck NV	2,210,071	—	346,912	1,863,159	5,552,027	(9,941,080)	—
Deltic Timber Corporation	1,258,500	—	—	1,258,500	53,033,190	—	188,775
Guyenne et Gascogne SA	541,213	—	—	541,213	47,307,638	—	—

See Notes to Financial Statements.

Global Fund

Affiliated Securities—(continued)

AFFILIATE	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2009	MARKET VALUE APRIL 30, 2009	REALIZED LOSS	DIVIDEND INCOME
IDA Corporation, Inc.	4,440,260	—	—	4,440,260	$106,433,032	$—	$2,664,156
Meitec Corporation	3,663,695	110,400	1,054,995	2,719,100	36,706,610	(14,964,639)	712,547
Mills Music Trust	34,924	—	—	34,924	699,179	—	52,963
MISUMI Group, Inc.	14,646,430	—	—	14,646,430	196,681,056	—	418,705
Namyang Dairy Products Company Limited	39,989	—	—	39,989	15,958,198	—	24,409
Neopost SA	3,039,356	—	95,520	2,943,836	250,596,390	(3,101,018)	5,734,179
NSC Groupe	70,650	—	1,150	69,500	2,485,236	(121,438)	—
Pfeiffer Vacuum Technology AG	1,172,304	—	—	1,172,304	78,219,948	—	—
Rayonier, Inc., REIT	5,905,362	588,260	—	6,493,622	250,783,681	—	6,199,492
Remy Cointreau SA	5,361,738	—	—	5,361,738	178,095,208	—	—
Sabeton SA	385,000	—	—	385,000	5,358,985	—	—
San Juan Basin Royalty Trust	4,218,754	—	243,110	3,975,644	56,493,901	(2,444,034)	2,250,218
Shimano, Inc.	7,086,170	—	—	7,086,170	207,550,738	—	2,218,902
SMC Corporation	4,053,720	—	—	4,053,720	394,402,676	—	2,317,716
Sucrière de Pithiviers- Le-Vieil	63,019	—	—	63,019	39,644,617	—	2,122,104
T. Hasegawa Company Limited	5,147,000	—	—	5,147,000	53,259,218	—	490,467
THK Company Limited	14,581,600	—	508,800	14,072,800	193,542,005	(4,193,879)	1,111,605
Total					$3,049,286,530	$(37,822,968)	$42,588,470

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	6.57%
Energy	2.86
Financials	4.18
Health Care	1.02
Industrials	2.78
Information Technology	2.95
Materials	5.38
Telecommunication Services	0.65
Utilities	0.67
Total U.S. Common Stocks	27.06
International Common Stocks
Consumer Discretionary	5.62
Consumer Staples	6.50
Energy	1.18
Financials	6.89
Health Care	6.53
Industrials	14.42
Information Technology	5.31
Materials	6.55
Telecommunication Services	0.15
Total International Common Stocks	53.15
U.S. Preferred Stocks
Financials	0.01
Utilities	0.08
Total U.S. Preferred Stocks	0.09
International Preferred Stocks
Consumer Discretionary	0.30
Information Technology	0.62
Total International Preferred Stocks	0.92
Commodity	6.96

See Notes to Financial Statements.

Global Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS—(CONTINUED)	PERCENT OF NET ASSETS
U.S. Bonds
Consumer Discretionary	0.50%
Energy	0.36
Government Issues	1.85
Industrials	0.04
Materials	0.12
Telecommunication Services	0.10
Total U.S. Bonds	2.97
International Notes and Bonds
Consumer Discretionary	0.03
Financials	0.32
Government Issues	2.38
Industrials	0.02
Information Technology	0.47
Materials	0.04
Telecommunication Services	0.03
Total International Notes and Bonds	3.29
U.S. Commercial Paper	4.80
Total Investments	99.24%

See Notes to Financial Statements.

This page was intentionally left blank.

Fund Overview | Data as of April 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales charge	-25.21%	6.64%	11.64%
with sales charge	-28.95	5.55	11.21
MSCI EAFE Index	-42.76	0.66	-0.04
Consumer Price Index	-0.74	2.55	2.52

Asset Allocation

Countries

Japan	32.36%
France	13.70
United States	10.29
Switzerland	5.68
Germany	4.09
Singapore	3.73
South Korea	3.27
Hong Kong	2.37
Taiwan	1.91
Italy	1.88
South Africa	1.85
Thailand	1.76
Netherlands	1.72
Canada	1.32
Brazil	1.11
United Kingdom	1.05
Malaysia	0.82
Chile	0.76
Mexico	0.72
Panama	0.32
Australia	0.24
Belgium	0.10
Jersey	0.07
New Zealand	0.05

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Overseas Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	9.13%
Shimano, Inc. (Japanese bicycle parts manufacturer)	2.67
Pargesa Holding SA (Swiss diversified financials company)	2.40
SMC Corporation (Japanese automated control devices manufacturer)	2.13
Keyence Corporation (Japanese sensors manufacturer)	1.94
Sodexo (French food management services provider)	1.94
Ono Pharmaceutical Company Limited (Japanese pharmaceutical company)	1.90
Sanofi-Aventis SA (French health care company)	1.85
Fanuc Limited (Japanese industrial manufacturing company)	1.79
Secom Company Limited (Japanese security services provider)	1.79

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—77.05%
International Common Stocks—75.96%
Australia 0.24%
9,217,342	Spotless Group Limited	$25,816,120	$13,752,181
Belgium 0.10%
1,900,433	Deceuninck NV (d)	42,892,055	5,663,100
Brazil 1.11%
2,311,604	Petroleo Brasileiro SA , ADR	25,079,655	62,367,076
Canada 0.89%
1,015,250	EnCana Corporation	22,697,114	46,427,382
864,070	Harry Winston Diamond Corporation	20,298,938	3,626,380
		42,996,052	50,053,762
Chile 0.76%
24,062,197	Quinenco SA (b)	16,182,017	42,606,263
France 12.99%
2,260,564	Sodexo	63,527,652	109,247,066
1,795,333	Sanofi-Aventis SA	148,151,678	104,073,623
1,002,820	Neopost SA	63,899,883	85,365,853
1,492,745	Rémy Cointreau SA	44,530,281	49,582,939
850,960	Total SA	53,737,976	43,215,247
979,653	Cie Generale d'Optique Essilor International SA	26,650,167	42,478,587
713,623	Société BIC SA	28,490,268	38,442,844
436,829	Air Liquide SA	47,963,870	35,785,360
563,378	Laurent-Perrier (d)	20,236,693	33,195,667
900,000	Frégate (a)(b)(c)(e)	23,235,900	29,798,996
783,428	Wendel	17,077,099	29,098,704
39,143	Sucrière de Pithiviers-Le-Vieil (d)	15,598,306	24,624,466
236,140	Robertet SA (d)	20,639,502	21,266,577
51,500	Robertet SA CI (b)	2,151,628	3,410,330
364,373	Gaumont SA (d)	21,698,753	19,312,673
438,430	Société Foncière Financière et de Participations FFP	28,868,987	17,303,567
540,680	Zodiac Aerospace	29,615,032	15,911,220
372,678	Carrefour SA	17,177,685	15,246,522
120,246	Guyenne et Gascogne SA	20,523,158	10,510,750
100,000	Sabeton SA	1,463,142	1,391,944

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—75.96%—(continued)
France 12.99%—(continued)
1,000	Société Vermandoise	$854,846	$1,297,925
	de Sucreries
3,593,581	FINEL (a)(b)(c)(d)(e)(f)	9,152,131	—
		705,244,637	730,560,860
Germany 3.53%
915,140	Pfeiffer Vacuum Technology AG (d)	39,449,539	61,061,127
956,235	Fraport AG	34,094,606	38,689,664
2,047,306	Deutsche Wohnen AG (a)(d)	39,841,345	37,390,919
2,612,470	Tognum AG	52,989,260	32,039,181
1,358,769	Bertelsmann AG , Series 'A' (g)	30,601,684	24,653,882
66,207	Axel Springer AG	2,852,938	4,822,650
		199,829,372	198,657,423
Hong Kong 2.37%
19,689,240	Wharf Holdings Limited	51,081,160	65,418,666
7,966,340	Guoco Group Limited	59,235,773	49,031,221
7,000,000	Hopewell Holdings Limited	7,601,832	18,154,721
10,851,720	City e-Solutions Limited (a)(b)	323,358	504,077
		118,242,123	133,108,685
Italy 1.88%
7,315,306	Italcementi S.p.A. RSP	87,341,485	46,794,923
1,197,736	Italmobiliare S.p.A. RSP	50,324,929	29,346,205
165,635	Italmobiliare S.p.A.	19,155,452	6,337,511
6,279,204	Gewiss S.p.A. (d)	24,839,299	23,285,295
		181,661,165	105,763,934
Japan 32.36%
5,133,700	Shimano, Inc. (d)	88,454,134	150,363,768
1,231,500	SMC Corporation	156,971,922	119,817,574
621,000	Keyence Corporation	122,578,391	109,321,678
2,528,100	Ono Pharmaceutical Company Limited	104,432,562	107,098,997
1,405,700	Fanuc Limited	121,013,894	100,722,601
2,725,600	Secom Company Limited	115,234,914	100,549,144
3,048,720	Astellas Pharma, Inc.	125,719,586	99,183,046
20,785,230	Nissay Dowa General Insurance Company Limited (d)	109,655,110	89,106,641

See Notes to Financial Statements.

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—75.96%—(continued)
Japan 32.36%—(continued)
11,702,810	Sompo Japan Insurance, Inc.	$130,349,871	$69,740,066
15,519,800	Aioi Insurance Company Limited	54,260,013	67,949,261
619,380	Hirose Electric Company Limited	72,762,514	64,216,655
4,305,870	MISUMI Group, Inc.	74,376,073	57,821,808
1,838,970	Canon, Inc.	88,676,122	54,980,860
2,832,150	Nitto Kohki Company Limited (d)	50,121,709	49,082,563
6,512,500	Japan Wool Textile Company Limited (d)	49,370,448	38,017,635
2,022,800	Chofu Seisakusho Company Limited (d)	33,096,084	37,106,192
3,452,591	T. Hasegawa Company Limited (d)	47,344,131	35,726,111
9,513,700	Okumura Corporation	49,089,448	35,578,750
2,538,900	THK Company Limited	41,219,496	34,917,273
5,453,000	Kansai Paint Company Limited	41,956,987	29,069,403
1,780,400	Toho Company Limited	17,604,179	23,529,356
4,226,650	Nipponkoa Insurance Company Limited	14,950,311	22,874,542
1,670,400	Fuji Seal International, Inc. (d)	38,681,302	22,515,780
2,535,900	Yomeishu Seizo Company Limited (d)	22,847,623	22,359,714
2,181,200	Seikagaku Corporation	17,605,118	20,779,649
1,472,300	Meitec Corporation	43,510,663	19,875,379
1,443,600	Ariake Japan Company Limited	30,991,137	19,765,923
2,376,980	Daiichikosho Company Limited	25,716,873	19,031,258
3,005,000	OSG Corporation	35,696,828	18,882,132
2,068,330	Maezawa Kasei Industries Company Limited (d)	31,939,631	18,698,190
853,360	Icom, Inc. (d)	22,353,412	17,288,605
936,347	Mandom Corporation	15,567,941	16,825,208
1,058,246	Matsumoto Yushi-Seiyaku Company Limited (d)	25,950,562	14,956,157
897,760	AS One Corporation	19,294,141	14,739,751
1,517,756	Nissin Healthcare Food Service Company Limited	24,345,733	14,336,157
303,200	Mabuchi Motor Company Limited	18,025,224	13,674,268
767,602	Nagaileben Company Limited	14,432,256	13,598,544
2,572,675	The Tokushima Bank Limited	17,372,742	12,776,029
798,380	Chudenko Corporation	12,166,734	11,206,611

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—75.96%—(continued)
Japan 32.36%—(continued)
507,106	SK Kaken Company Limited	$9,442,605	$9,420,546
100,000	Asahi Broadcasting Corporation	6,141,481	8,047,025
1,223,670	Sansei Yusoki Company Limited (d)	10,265,159	5,332,706
304,600	Shimachu Company Limited	6,008,154	5,303,565
1,424,100	Shingakukai Company Limited (d)	10,266,277	3,507,209
21,600	Doshisha Company Limited	407,780	260,724
		2,168,267,275	1,819,955,054
Malaysia 0.82%
35,046,240	Genting Berhad	77,433,514	46,072,023
Mexico 0.72%
3,552,612	Industrias Peñoles S.A.B. de C.V.	3,110,554	38,399,698
622,500	Grupo Televisa S.A.B. CPO	1,955,870	1,916,730
		5,066,424	40,316,428
Netherlands 0.94%
496,018	HAL Trust	13,919,475	35,999,553
698,529	Heineken Holding NV	16,264,846	16,624,616
		30,184,321	52,624,169
New Zealand 0.05%
5,750,000	Tasman Farms Limited (a)(b)(d)	1,054,354	2,759,971
Panama 0.32%
1,461,723	Banco Latinoamericano de Exportaciones SA	19,858,281	17,979,193
Singapore 2.94%
23,149,730	Haw Par Corporation Limited (d)	76,707,488	59,448,538
3,733,120	United Overseas Bank Limited	45,240,352	29,012,252
27,917,700	Singapore Airport Terminal Services Limited	32,162,021	24,715,112
9,974,000	Fraser and Neave Limited	10,285,189	17,659,659
11,657,433	UOL Group Limited	16,670,575	17,489,104
17,549,625	ComfortDelgro Corporation Limited	6,946,456	16,840,998
		188,012,081	165,165,663

See Notes to Financial Statements.

Overseas Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—75.96%—(continued)
South Africa 1.85%
8,156,160	Gold Fields Limited , ADR	$110,850,599	$84,824,064
2,073,780	Harmony Gold Mining Company Limited , ADR (a)	21,612,384	19,327,630
		132,462,983	104,151,694
South Korea 1.97%
33,070	Lotte Confectionery Company Limited	10,159,503	26,548,792
120,620	Nong Shim Company Limited	31,736,226	20,307,030
39,708	Nong Shim Holdings Company Limited	3,625,272	1,795,061
939,030	Fursys, Inc. (d)	11,308,973	17,053,312
494,900	Hankuk Paper Manufacturing Company Limited (d)	17,020,271	13,500,779
117,880	Pacific Corporation	18,010,606	10,933,531
22,950	Namyang Dairy Products Company Limited	4,912,653	9,158,535
1,182,040	Dong Ah Tire & Rubber Company Limited	5,161,359	7,619,229
521,420	Daeduck GDS Company Limited	2,704,577	2,828,592
296,024	Sam-A Pharm Company Limited	2,324,917	1,229,779
		106,964,357	110,974,640
Switzerland 5.68%
2,111,661	Pargesa Holding SA	109,671,398	134,847,917
1,098,186	Kuehne & Nagel International AG	39,852,800	83,413,234
2,260,150	Nestlé SA	48,733,932	74,017,535
1,072	Lindt & Spruengli AG	9,210,853	20,602,735
35,000	Edipresse SA	11,616,314	6,749,649
		219,085,297	319,631,070
Taiwan 1.65%
65,598,907	Compal Electronics, Inc.	69,462,073	55,734,328
19,985,980	Taiwan Secom Company Limited	31,799,171	30,184,277
12,966,228	Taiwan Sogo Shin Kong Security Company Limited	11,747,151	6,684,330
		113,008,395	92,602,935
Thailand 1.76%
457,215,505	Thai Beverage PCL	78,469,335	58,706,502
14,789,489	Bangkok Bank PCL NVDR	47,460,043	35,632,272

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—75.96%—(continued)
Thailand 1.76%—(continued)
250,000	OHTL PCL (b)	$1,503,207	$3,557,256
496,220	Bangkok Bank PCL	1,613,300	1,206,091
		129,045,885	99,102,121
United Kingdom 1.03%
2,986,700	Spirax-Sarco Engineering PLC	20,282,386	37,940,702
892,218	Anglo American PLC	18,748,394	19,591,980
503,640	Chrysalis Group PLC (a)	2,798,900	408,017
		41,829,680	57,940,699
Total International Common Stocks		4,590,216,043	4,271,808,944
U.S. Common Stocks—1.09%
Financials 0.00%
14,083	Security Capital European Realty (a)(b)(c)	—	—
Materials 1.09%
1,522,583	Newmont Mining Corporation	48,160,158	61,268,740
Total U.S. Common Stocks		48,160,158	61,268,740
Total Common Stocks		4,638,376,201	4,333,077,684
International Preferred Stocks—1.86%
Germany 0.56%
581,442	Hornbach Holding AG	39,598,446	31,634,134
South Korea 1.30%
263,014	Samsung Electronics Company Limited	36,478,547	68,059,741
28,850	Namyang Dairy Products Company Limited	479,095	4,677,163
75,655	Daekyo Company Limited	264,319	160,981
		37,221,961	72,897,885
Total International Preferred Stocks		76,820,407	104,532,019
OUNCES
Commodity—9.13%
577,779	Gold bullion (a)	293,104,679	513,442,993

See Notes to Financial Statements.

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds—3.06%
International Corporate Bonds—1.62%
Canada 0.43%
10,000,000 USD	CanWest LP 9.25% due 8/1/2015 (b)(h)	$8,636,458	$975,000
47,142,000 USD	Catalyst Paper Corporation 7.375% due 3/1/2014 (b)	39,708,579	20,742,480
5,000,000 USD	Catalyst Paper Corporation, Series 'D' 8.625% due 6/15/2011 (b)	4,594,566	2,800,000
		52,939,603	24,517,480
France 0.32%
8,000,000 EUR	FINEL 9.50% due 6/30/2017 (a)(b)(c)(e)(j)	9,649,600	—
10,000,000 EUR	FINEL 9.50% due 10/15/2017 (a)(b)(c)(e)(j)	12,045,000	—
2,829,000 USD	Lafarge SA 6.50% due 7/15/2016	1,964,276	2,102,479
2,000,000 USD	Legrand SA 8.50% due 2/15/2025	2,059,920	1,594,152
6,352,000 EUR	Wendel 4.875% due 11/4/2014	6,749,137	5,678,497
1,950,000 EUR	Wendel 4.875% due 9/21/2015 (i)	1,354,150	1,717,416
5,562,000 EUR	Wendel 5.00% due 2/16/2011	5,610,982	6,740,175
		39,433,065	17,832,719
Ireland 0.00%
22,300,000 EUR	Waterford Wedgwood PLC 9.875% due 12/1/2010 (b)(c)(h)(j)	27,682,258	—
Jersey 0.07%
5,500,000 EUR	Independent News & Media Finance Limited 5.75% due 5/17/2009	6,435,480	4,006,309
Netherlands 0.78%
23,350,000 EUR	UPC Holding BV 7.75% due 1/15/2014 (i)	27,240,977	27,986,886
12,740,000 EUR	UPC Holding BV 8.625% due 1/15/2014 (i)	14,986,200	15,691,754
		42,227,177	43,678,640
United Kingdom 0.02%
1,000,000 GBP	Marks & Spencer PLC 6.375% due 11/7/2011	1,751,776	1,496,885
Total International Corporate Bonds		170,469,359	91,532,033

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Government Bonds—1.44%
France 0.39%
15,292,002 EUR	France Government Bond OAT 3.00% due 7/25/2012 (k)	$19,302,432	$21,722,324
Singapore 0.79%
20,033,000 SGD	Singapore Government Bond 2.375% due 10/1/2009	12,255,565	13,657,314
11,564,000 SGD	Singapore Government Bond 3.625% due 7/1/2011	8,197,463	8,345,367
32,082,000 SGD	Singapore Government Bond 4.625% due 7/1/2010	22,526,844	22,766,588
		42,979,872	44,769,269
Taiwan 0.26%
462,700,000 TWD	Taiwan Government Bond 2.00% due 7/20/2012	14,118,293	14,493,596
Total International Government Bonds		76,400,597	80,985,189
Total International Bonds		246,869,956	172,517,222
SHARES
Investment Companies—0.07%
100,000	First NIS Regional Fund SICAV (a)(b)(c)(e)	1,000,000	50,000
34,500	Third Avenue Global Value Fund (a)(b)(e)	3,450,000	3,910,952
Total Investment Companies		4,450,000	3,960,952
PRINCIPAL AMOUNT
U.S. Commercial Paper—7.67%
$7,000,000	Altria Group, Inc. 1.05% due 5/27/2009	6,994,692	6,994,692
10,279,000	Altria Group, Inc. 1.05% due 5/29/2009	10,270,605	10,270,605
12,500,000	Altria Group, Inc. 1.60% due 5/19/2009	12,490,000	12,490,000
8,125,000	Altria Group, Inc. 1.60% due 5/29/2009	8,114,889	8,114,889
20,000,000	Altria Group, Inc. 1.65% due 5/11/2009	19,990,833	19,990,833
10,000,000	Avery Dennison Corporation 0.75% due 5/1/2009	10,000,000	10,000,000
6,998,000	Avery Dennison Corporation 0.85% due 5/18/2009	6,995,191	6,995,191

See Notes to Financial Statements.

Overseas Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—7.67%—(continued)
$15,963,000	Avery Dennison Corporation	$15,953,200	$15,953,200
	0.85% due 5/27/2009
10,000,000	BMW 0.50% due 5/1/2009	10,000,000	10,000,000
4,000,000	The Clorox Company 0.60% due 5/22/2009	3,998,600	3,998,600
33,250,000	The Coca-Cola Company 0.20% due 5/20/2009	33,246,490	33,246,490
32,374,000	ConocoPhillips 0.20% due 5/5/2009	32,373,281	32,373,281
20,000,000	ConocoPhillips 0.27% due 5/1/2009	20,000,000	20,000,000
18,000,000	Consolidated Edison, Inc. 0.30% due 5/1/2009	18,000,000	18,000,000
4,717,000	Emerson Electric Company 0.20% due 5/26/2009	4,716,345	4,716,345
5,893,000	H.J. Heinz Company Limited 0.40% due 6/4/2009	5,890,774	5,890,774
5,487,000	H.J. Heinz Company Limited 0.60% due 5/19/2009	5,485,354	5,485,354
20,605,000	H.J. Heinz Company Limited 1.00% due 5/11/2009	20,599,276	20,599,276
9,402,000	Harley Davidson, Inc. 0.55% due 5/18/2009	9,399,558	9,399,558
6,000,000	Harley Davidson, Inc. 0.55% due 5/19/2009	5,998,350	5,998,350
1,668,000	Harley Davidson, Inc. 1.75% due 5/7/2009	1,667,514	1,667,514
9,520,000	ITT Corporation 1.50% due 5/27/2009	9,509,687	9,509,687
13,925,000	ITT Corporation 1.70% due 5/22/2009	13,911,191	13,911,191
15,000,000	ITT Corporation 1.75% due 5/1/2009	15,000,000	15,000,000
12,349,000	Kraft Foods, Inc. 0.55% due 5/26/2009	12,344,283	12,344,283
11,441,000	Moody's Corporation 0.50% due 5/1/2009	11,441,000	11,441,000
3,848,000	Moody's Corporation 0.55% due 5/8/2009	3,847,588	3,847,588
12,000,000	Moody's Corporation 0.55% due 5/11/2009	11,998,167	11,998,167
16,442,000	Nestle Capital Corporation 0.03% due 5/4/2009	16,441,959	16,441,959
10,000,000	The Procter & Gamble Company 0.13% due 5/11/2009	9,999,639	9,999,639

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—7.67%—(continued)
$10,341,000	Transocean, Inc. 0.60%	$10,341,000	$10,341,000
	due 5/1/2009
5,127,000	Transocean, Inc. 0.65% due 5/4/2009	5,126,722	5,126,722
39,066,000	Transocean, Inc. 0.70% due 5/11/2009	39,058,404	39,058,404
10,000,000	Vulcan Materials Company 0.45% due 5/1/2009	10,000,000	10,000,000
Total Commercial Paper		431,204,592	431,204,592
Total Investments—98.84%		$5,690,825,835	5,558,735,462
Other Assets in Excess of Liabilities—1.16%			65,139,479
Net Assets—100.00%			$5,623,874,941

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At April 30, 2009, the value of these securities amounted to $111,115,325 or 1.98% of net assets.

(c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $29,848,996 or 0.53% of net assets.

(d)  An affiliate of the fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2009, the value of these securities amounted to $33,759,948 or 0.60% of net assets.

(f)  Held through Financiere Bleue, LLC.

(g)  Participation certificate security—A type of investment with a combination of share and bond-like features. This security does not come with voting rights.

(h)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(j)  Defaulted security.

(k)  Inflation protected security.

  At April 30, 2009 cost is substantially identical for both book and federal income tax purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$893,875,072
Gross unrealized depreciation	(1,025,965,445)
Net unrealized depreciation	$(132,090,373)

See Notes to Financial Statements.

Overseas Fund

ADR  — American Depository Receipt

CPO  — Ordinary Participation Certificate

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

GBP  — British Pound

SGD  — Singapore Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

Restricted Securities

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
FINEL	7/14/1999	$9,152,131	$—
FINEL 9.50% due 6/30/2017	6/22/2005	9,649,600	—
FINEL 9.50% due 10/15/2017	10/11/2005	12,045,000	—
First NIS Regional Fund SICAV	11/22/1994	1,000,000	0.50
Fregate	4/30/2004	23,235,900	33.11
Third Avenue Globlal Fund L.P.	6/30/1997	3,450,000	113.61

Foreign Currency Exchange Contracts — Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT APRIL 30, 2009	UNREALIZED APPRECIATION AT APRIL 30, 2009	UNREALIZED DEPRECIATION AT APRIL 30, 2009
7/15/2009	87,373,000	Euro	$113,078,137	$115,816,931	$2,738,794	$—
7/15/2009	18,055,000	Pound Sterling	25,804,489	26,771,195	966,706	—
7/15/2009	28,848,000	Pound Sterling	42,475,795	42,774,603	298,808	—
			$181,358,421	$185,362,729	$4,004,308	$—

Foreign Currency Exchange Contracts — Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT APRIL 30, 2009	UNREALIZED APPRECIATION AT APRIL 30, 2009	UNREALIZED DEPRECIATION AT APRIL 30, 2009
7/15/2009	583,661,000	Euro	$776,996,330	$773,671,531	$3,324,799	$—
7/15/2009	46,903,000	Pound Sterling	69,388,298	69,545,798	—	(157,500)
7/15/2009	24,804,000	Swiss Franc	22,323,361	21,790,944	532,417	—
8/12/2009	22,571,295,000	Japanese Yen	247,460,270	228,911,842	18,548,428	—
9/16/2009	31,129,233,000	Japanese Yen	327,817,415	315,693,034	12,124,381	—
			$1,443,985,674	$1,409,613,149	$34,530,025	$(157,500)

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

Affiliated Securities

AFFILIATE	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2009	MARKET VALUE APRIL 30, 2009	REALIZED GAIN/ (LOSS)	DIVIDEND INCOME
Chofu Seisakusho Company Limited	2,022,800	—	—	2,022,800	$37,106,192	$—	$290,742
Deceuninck NV	2,027,619	—	127,186	1,900,433	5,663,100	(3,947,804)	—
Deutsche Wohnen AG	2,047,306	—	—	2,047,306	37,390,919	—	—
FINEL	3,593,581	—	—	3,593,581	—	—	—
Fuji Seal International, Inc.	1,954,500	—	284,100	1,670,400	22,515,780	(1,541,383)	238,763
Fursys, Inc.	939,030	—	—	939,030	17,053,312	—	362,013
Gaumont SA	364,373	—	—	364,373	19,312,673	—	124,190
Gewiss S.p.A.	6,421,411	—	142,207	6,279,204	23,285,295	(423,433)	—
Hankuk Paper Manufacturing Company Limited	494,900	—	—	494,900	13,500,779	—	95,396
Haw Par Corporation Limited	23,149,730	—	—	23,149,730	59,448,538	—	—
Icom, Inc.	853,360	—	—	853,360	17,288,605	—	162,636
Japan Wool Textile Company Limited	5,693,500	819,000	—	6,512,500	38,017,635	—	546,294
Laurent- Perrier	563,378	—	—	563,378	33,195,667	—	—
Maezawa Kasei Industries Company Limited	2,068,330	—	—	2,068,330	18,698,190	—	325,206
Matsumoto Yushi-Seiyaku Company Limited	1,058,246	—	—	1,058,246	14,956,157	—	605,053
Nissay Dowa General Insurance Company Limited	20,785,230	—	—	20,785,230	89,106,641	—	1,584,529
Nitto Kohki Company Limited	2,832,150	—	—	2,832,150	49,082,563	—	539,761
Pfeiffer Vacuum Technology AG	915,140	—	—	915,140	61,061,127	—	—

See Notes to Financial Statements.

Overseas Fund

Affiliated Securities—(continued)

AFFILIATE	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2009	MARKET VALUE APRIL 30, 2009	REALIZED GAIN/ (LOSS)	DIVIDEND INCOME
Robertet SA	236,140	—	—	236,140	$21,266,577	$—	$—
Sansei Yusoki Company Limited	1,223,670	—	—	1,223,670	5,332,706	—	81,624
Shimano, Inc.	5,654,500	—	520,800	5,133,700	150,363,768	4,018,269	1,693,258
Shingakukai Company Limited	1,444,600	—	20,500	1,424,100	3,507,209	(66,353)	81,423
Sucriere de Pithiviers- Le-Vieil	39,143	—	—	39,143	24,624,466	—	1,318,103
T. Hasegawa Company Limited	3,452,591	—	—	3,452,591	35,726,111	—	329,004
Tasman Farms Limited	5,750,000	—	—	5,750,000	2,759,971	—	—
Yomeishu Seizo Company Limited	2,535,900	—	—	2,535,900	22,359,714	—	434,971
Total					$822,623,695	$(1,960,704)	$8,812,966

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Materials	1.09%
Total U.S. Common Stocks	1.09
International Common Stocks
Consumer Discretionary	9.19
Consumer Staples	7.71
Energy	2.70
Financials	13.06
Health Care	7.17
Industrials	20.80
Information Technology	7.17
Materials	7.72
Telecommunication Services	0.44
Total International Common Stocks	75.96
International Preferred Stocks
Consumer Discretionary	0.57
Consumer Staples	0.08
Information Technology	1.21
Total International Preferred Stocks	1.86
Commodity	9.13
International Bonds
Information Technology	0.78
Government Issues	1.44
Materials	0.46
Financials	0.23
Telecommunication Services	0.09
Consumer Discretionary	0.03
Industrials	0.03
Total International Bonds	3.06
Investment Companies	0.07
U.S. Commercial Paper	7.67
Total Investments	98.84%

See Notes to Financial Statements.

Fund Overview | Data as of April 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equity and debt securities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION (09-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales charge	-19.69%	3.67%	7.35%
with sales charge	-23.70	2.61	6.63
Standard & Poor's 500 Index	-35.31	-2.70	-1.50
Consumer Price Index	-0.74	2.55	2.42

Asset Allocation

Sector/Industry

Consumer Discretionary	22.41%
Energy	10.04
Materials	8.56
Industrials	7.16
Financials	6.86
Information Technology	6.81
Commodity (Gold Bullion)	5.80
Health Care	5.72
Government Bonds	4.77
Telecommunication Services	2.30
Utilities	1.19
Investment Company	0.57
Consumer Staples	0.56

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

U.S. Value Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (precious metal)	5.80%
United States Treasury Inflation Indexed Bond 1.875% due 7/15/2013 (U.S. Treasury Bond)	4.24
Berkshire Hathaway, Inc., Class 'A' (U.S. holding company)	2.85
Cintas Corporation (U.S. uniform designer and manufacturer)	2.84
Sanofi-Aventis SA ADR (French health care company)	2.69
Blount, Inc. 8.75% due 8/1/2012 (U.S. outdoor industrial equipment manufacturer)	2.24
Newmont Mining Corporation (U.S. gold mining)	2.07
Home Depot, Inc. (U.S. home improvement retailer)	2.05
3M Company (U.S. industrial conglomerate)	2.02
Helmerich & Payne, Inc. (U.S. contract energy drilling)	1.93

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—58.67%
U.S. Common Stocks—50.69%
Consumer Discretionary 18.30%
841,770	Cintas Corporation	$27,123,402	$21,599,818
591,550	Home Depot, Inc.	13,543,913	15,569,596
237,034	Wal-Mart Stores, Inc.	10,698,940	11,946,514
290,862	Unifirst Corporation	8,235,507	10,846,244
704,595	Comcast Corporation , Class 'A'	12,311,291	10,343,455
416,540	International Speedway Corporation , Class 'A'	15,513,567	9,863,667
355,216	Barnes & Noble, Inc.	9,141,814	9,278,242
342,770	Ascent Media Corporation (a)	7,999,427	8,829,755
172,800	Costco Wholesale Corporation	7,069,497	8,398,080
257,710	Omnicom Group, Inc.	6,781,631	8,110,134
235,660	Tiffany & Company	5,459,355	6,820,000
83,960	McDonald's Corporation	1,738,460	4,474,228
106,310	Copart, Inc. (a)	2,822,656	3,337,071
89,907	Weyco Group, Inc.	1,447,668	2,467,947
262,005	News Corporation , Class 'A'	3,176,857	2,164,161
336,742	Liberty Media Corporation - Interactive , Series 'A' (a)	5,856,746	1,784,733
58,216	Liberty Media Corporation - Entertainment , Series 'A' (a)	84,175	1,417,560
14,554	Liberty Media Corporation - Capital , Series 'A' (a)	711,727	170,282
102,830	CBS Corporation , Class 'B'	2,969,115	723,923
33,410	Viacom, Inc. , Class 'B' (a)	1,141,884	642,808
70,000	Hampshire Group Limited (a)(b)	1,171,963	203,000
600	St. John Knits International, Inc. (a)(b)	18,600	2,430
		145,018,195	138,993,648
Energy 6.92%
475,460	Helmerich & Payne, Inc.	11,745,451	14,653,677
199,050	Apache Corporation	13,212,920	14,502,783
233,918	ConocoPhillips	10,334,567	9,590,638
163,180	Murphy Oil Corporation	8,253,168	7,785,318
231,339	San Juan Basin Royalty Trust	8,214,910	3,287,327
42,171	SEACOR Holdings, Inc. (a)	2,999,870	2,771,478
		54,760,886	52,591,221

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—50.69%—(continued)
Financials 5.21%
230	Berkshire Hathaway, Inc. , Class 'A' (a)	$20,859,068	$21,620,000
539,480	American Express Company	17,980,113	13,605,685
127,220	Mercury General Corporation	6,165,938	4,297,492
8,000	LandCo Real Estate LLC (a)(b)(c)(d)	27,840	27,840
		45,032,959	39,551,017
Health Care 3.03%
225,170	Johnson & Johnson	13,559,259	11,789,901
216,880	WellPoint, Inc. (a)	9,685,401	9,273,789
68,610	DENTSPLY International, Inc.	1,348,983	1,963,618
		24,593,643	23,027,308
Industrials 4.65%
266,960	3M Company	18,570,921	15,376,896
150,890	Alliant Techsystems, Inc. (a)	13,666,436	12,018,389
1,239,695	Blount International, Inc. (a)	13,695,961	7,934,048
		45,933,318	35,329,333
Information Technology 5.06%
638,125	Microsoft Corporation	14,688,446	12,928,412
498,660	Linear Technology Corporation	12,826,697	10,860,815
661,104	Intel Corporation	11,185,906	10,432,221
364,335	Dell, Inc. (a)	5,377,844	4,233,573
		44,078,893	38,455,021
Materials 6.25%
390,712	Newmont Mining Corporation	17,168,282	15,722,251
339,520	Rayonier, Inc. , REIT	10,784,259	13,112,262
179,910	Weyerhaeuser Company	7,553,489	6,343,627
151,637	Plum Creek Timber Company, Inc. , REIT	4,966,204	5,234,509
95,350	Deltic Timber Corporation	4,565,760	4,018,049
64,050	Vulcan Materials Company	4,273,513	3,045,578
		49,311,507	47,476,276
Telecommunication Services 0.55%
217,050	Cisco Systems, Inc. (a)	3,354,947	4,193,406

See Notes to Financial Statements.

U.S. Value Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—50.69%—(continued)
Utilities 0.72%
201,750	IDACorporation, Inc.	$6,462,710	$4,835,948
40,000	Hawaiian Electric Industries, Inc.	845,477	621,600
		7,308,187	5,457,548
Total U.S. Common Stocks		419,392,535	385,074,778
International Common Stocks—7.98%
Canada 0.84%
299,997	Franco-Nevada Corporation	4,988,710	6,380,669
France 2.69%
712,230	Sanofi-Aventis SA , ADR	27,830,692	20,455,246
United Kingdom 4.45%
1,079,510	UTi Worldwide, Inc.	14,274,699	14,530,205
455,205	Willis Group Holdings Limited	12,187,337	12,522,689
321,590	Amdocs Limited (a)	7,627,407	6,730,879
		34,089,443	33,783,773
Total International Common Stocks		66,908,845	60,619,688
Total Common Stocks		486,301,380	445,694,466
U.S. Preferred Stocks—1.01%
Consumer Staples 0.54%
168,915	Seneca Foods Corporation (a)(b)(d)	2,542,171	4,125,749
Utilities 0.47%
88,100	Calenergy Capital Trust III (b)	3,778,987	3,524,000
Total U.S. Preferred Stocks		6,321,158	7,649,749
OUNCES
Commodity—5.80%
49,619	Gold bullion (a)	31,344,786	44,093,555
PRINCIPAL AMOUNT
Bonds—16.70%
U.S. Bonds—16.26%
Corporate Bonds 10.62%
$500,000	American Standard, Inc.	500,457	501,141
	8.25% due 6/1/2009
814,345	Avis Budget Car Rental LLC 7.625% due 5/15/2014	800,695	236,160

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—16.26%—(continued)
Corporate Bonds 10.62%—(continued)
$600,000	Bausch & Lomb, Inc.	$512,658	$180,000
	7.125% due 8/1/2028 (b)
8,000,000	Beazer Homes USA, Inc. 8.625% due 5/15/2011	7,039,989	3,320,000
17,429,000	Blount, Inc. 8.875% due 8/1/2012	17,604,621	16,993,275
1,000,000	Briggs & Stratton Corporation 8.875% due 3/15/2011	1,016,573	1,007,500
250,000	Elizabeth Arden, Inc. 7.75% due 1/15/2014	250,000	187,500
1,075,000	GATX Financial Corporation 8.875% due 6/1/2009	1,073,667	1,076,838
6,862,000	Level 3 Financing, Inc. 9.25% due 11/1/2014	6,657,020	5,532,488
5,975,000	Mueller Water Products, Inc. 7.375% due 6/1/2017	4,553,419	3,555,125
2,000,000	Pulte Homes, Inc. 6.25% due 2/15/2013	1,821,868	1,880,000
3,800,000	Sanmina-SCI Corporation 6.75% due 3/1/2013	3,385,742	2,166,000
2,000,000	Sanmina-SCI Corporation 8.125% due 3/1/2016	1,763,294	1,020,000
10,169,000	Sealy Mattress Company 8.25% due 6/15/2014	7,016,627	6,813,230
12,786,000	Sirius XM Radio, Inc. 9.625% due 8/1/2013	12,390,876	7,735,530
9,500,000	Texas Industries, Inc. 7.25% due 7/15/2013 (e)	7,262,148	7,766,250
1,000,000	Texas Industries, Inc. 7.25% due 7/15/2013	1,000,000	817,500
14,966,000	Tronox Worldwide LLC 9.50% due 12/1/2012 (f)	13,273,021	2,619,050
8,808,000	Valassis Communications, Inc. 8.25% due 3/1/2015	8,115,472	4,910,460
250,000	Visant Holding Corporation 10.25% due 12/1/2013 (b)	189,365	237,500
5,424,000	Yankee Acquisition Corporation, Series 'B' 8.50% due 2/15/2015	5,512,476	3,851,040
12,697,000	Yankee Acquisition Corporation, Series 'B' 9.75% due 2/15/2017	12,691,982	8,253,050
		114,431,970	80,659,637

See Notes to Financial Statements.

U.S. Value Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—16.26%—(continued)
Government Obligations 4.77%
$31,535,322	United States Treasury	$30,045,581	$32,175,868
	Inflation Indexed Bond
	1.875% due 7/15/2013 (g)
3,997,611	United States Treasury Inflation Indexed Bond 2.375% due 4/15/2011 (g)	4,084,697	4,086,310
		34,130,278	36,262,178
Convertible Bond 0.87%
8,307,000	Boston Properties LP, REIT 3.625% due 2/15/2014 (e)	5,968,353	6,624,832
Total U.S. Bonds		154,530,601	123,546,647
International Bond—0.44%
International Corporate Bond—0.44%
Canada 0.44%
3,520,000 USD	Celestica, Inc. 7.625% due 7/1/2013	3,328,988	3,361,600
Total Bonds		157,859,589	126,908,247
NUMBER OF SHARES
Investment Company—0.57%
171,960	PowerShares DB Agriculture Fund , ETF (a)	4,071,817	4,348,868
PRINCIPAL AMOUNT
U.S. Commercial Paper—15.96%
$7,000,000	Altria Group, Inc.	6,994,692	6,994,692
	1.05% due 5/27/2009
7,577,000	Altria Group, Inc. 1.05% due 5/28/2009	7,571,033	7,571,033
8,322,000	Altria Group, Inc. 1.05% due 5/29/2009	8,315,204	8,315,204
11,278,000	Avery Dennison Corporation 0.75% due 5/1/2009	11,278,000	11,278,000
6,567,000	Avery Dennison Corporation 0.85% due 5/18/2009	6,564,364	6,564,364
877,000	Avery Dennison Corporation 0.85% due 5/27/2009	876,462	876,462
7,000,000	The Clorox Company 0.60% due 5/22/2009	6,997,550	6,997,550
10,000,000	Consolidated Edison, Inc. 0.30% due 5/1/2009	10,000,000	10,000,000

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—15.96%—(continued)
$7,200,000	Harley Davidson, Inc.	$7,198,130	$7,198,130
	0.55% due 5/18/2009
7,000,000	Harley Davidson, Inc. 0.55% due 5/19/2009	6,998,075	6,998,075
3,347,000	ITT Corporation 1.50% due 5/18/2009	3,344,629	3,344,629
5,584,000	Kraft Foods, Inc. 0.55% due 5/26/2009	5,581,867	5,581,867
7,000,000	Moody's Corporation 0.50% due 5/1/2009	7,000,000	7,000,000
7,000,000	Moody's Corporation 0.55% due 5/11/2009	6,998,931	6,998,931
6,200,000	The Procter & Gamble Company 0.13% due 5/11/2009	6,199,776	6,199,776
6,618,000	Transocean, Inc. 0.60% due 5/1/2009	6,618,000	6,618,000
5,465,000	Transocean, Inc. 0.65% due 5/4/2009	5,464,704	5,464,704
7,234,000	Transocean, Inc. 0.70% due 5/11/2009	7,232,593	7,232,593
Total U.S. Commercial Paper		121,234,010	121,234,010
Total Investments—98.71%		$807,132,740	749,928,895
Other Assets in Excess of Liabilities—1.29%			9,812,715
Net Assets—100.00%			$759,741,610

(a)  Non-income producing security/commodity.

(b)  Security is deemed illiquid. At April 30, 2009, the value of these securities amounted to $8,300,519 or 1.09% of net assets.

(c)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. At April 30, 2009, the value of these securities amounted to $27,840 or 0.00% of net assets.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $4,153,589 or 0.54% of net assets.

(e)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(f)  Defaulted security.

(g)  Inflation protected security.

  At April 30, 2009 cost is substantially identical for both book and federal income tax purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$45,508,180
Gross unrealized depreciation	(102,712,025)
Net unrealized depreciation	$(57,203,845)

See Notes to Financial Statements.

U.S. Value Fund

ADR  — American Depository Receipt

ETF  — Exchange Traded Fund

REIT  — Real Estate Investment Trust

Currency

USD  — United States Dollar

Restricted Securities

SECURITY	ACQUISITION DATE	COST	CARRYING VALUE PER SHARE/PRINCIPAL
LandCo Real Estate LLC	9/6/2006	$27,840	$3.48

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	18.30%
Energy	6.92
Financials	5.21
Health Care	3.03
Industrials	4.65
Information Technology	5.06
Materials	6.25
Telecommunication Services	0.55
Utilities	0.72
Total U.S. Common Stocks	50.69
International Common Stocks
Financials	1.65
Health Care	2.69
Industrials	1.91
Information Technology	0.89
Materials	0.84
Total International Common Stocks	7.98

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS—(CONTINUED)	PERCENT OF NET ASSETS
U.S. Preferred Stocks
Consumer Staples	0.54%
Utilities	0.47
Total U.S. Preferred Stocks	1.01
Commodity	5.80
U.S. Bonds
Government Issues	4.77
Consumer Discretionary	4.11
Industrials	0.60
Consumer Staples	0.02
Information Technology	0.42
Telecommunication Services	1.75
Materials	1.47
Energy	3.12
Total U.S. Bonds	16.26
International Bond
Information Technology	0.44
Total International Bond	0.44
Investment Company	0.57
U.S. Commercial Paper	15.96
Total Investments	98.71%

See Notes to Financial Statements.

Fund Overview | Data as of April 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold and other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales charge	-12.95%	14.16%	17.70%
with sales charge	-17.30	13.00	17.26
FTSE Gold Mines Index	-17.90	10.34	8.29
MSCI World Index	-39.33	-1.02	-1.57
Consumer Price Index	-0.74	2.55	2.52

Asset Allocation

Countries

United States	32.10%
Canada	26.85
South Africa	12.64
Australia	6.52
Africa	5.46
Papua New Guinea	4.65
Mexico	4.21
United Kingdom	0.34
Peru	0.31

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Gold Fund

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter.

The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The index provides total returns in U.S. dollars with net dividends reinvested. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings

Gold Bullion (United States)	23.01%
Randgold Resources Limited, ADR (Africa)	5.08
Newcrest Mining Limited (Australia)	4.89
Newmont Mining Corporation (United States)	4.73
Lihir Gold Limited (Papua New Guinea)	4.65
Goldcorp, Inc. (Canada)	4.62
Harmony Gold Mining Company Limited, ADR (South Africa)	4.55
IAMGOLD Corporation (Canada)	4.49
Gold Fields Limited, ADR (South Africa)	4.48
Kinross Gold Corporation (Canada)	4.26

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Gold Fund

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—70.00%
International Common Stocks—60.91%
Africa 5.46%
1,316,860	Randgold Resources Limited , ADR	$23,235,862	$63,736,024
3,415,000	Centamin Egypt Limited (a)	2,233,575	2,774,911
856,360	Moto Goldmines Limited (a)(b)	2,015,238	2,030,156
		27,484,675	68,541,091
Australia 6.52%
2,814,249	Newcrest Mining Limited	44,719,217	61,323,413
3,277,681	Kingsgate Consolidated Limited (a)	11,214,921	14,384,541
2,093,857	Independence Group NL	7,607,115	6,034,680
		63,541,253	81,742,634
Canada 26.82%
2,108,430	GoldCorp, Inc.	59,673,488	58,023,994
7,068,062	IAMGOLD Corporation	41,544,680	56,307,660
3,460,552	Kinross Gold Corporation	36,686,593	53,465,528
1,089,994	Barrick Gold Corporation	30,347,104	31,718,825
3,508,279	Yamana Gold, Inc.	33,998,629	27,507,846
3,560,884	Minefinders Corporation (a)(c)	26,421,943	25,921,744
1,036,793	Franco-Nevada Corporation	18,159,990	22,051,664
4,474,350	Aurizon Mines Limited (a)	6,394,385	16,566,808
8,620,771	New Gold, Inc. (a)	15,775,674	15,526,415
1,345,930	Osisko Mining Corporation (a)(b)	4,986,287	6,313,892
1,787,980	Richmont Mines, Inc. (a)(c)	5,728,117	6,305,672
2,923,230	European Goldfields Limited (a)	6,455,506	6,195,411
4,262,336	Dundee Precious Metals, Inc. (a)(b)	19,295,662	6,069,924
98,763	Agnico-Eagle Mines Limited	841,823	4,364,187
732,250	Etruscan Resources, Inc. (a)	1,842,613	208,557
		308,152,494	336,548,127
Mexico 4.21%
4,286,341	Fresnillo PLC	17,256,013	33,932,351
1,748,090	Industrias Peñoles S.A.B. de C.V.	3,596,561	18,894,866
		20,852,574	52,827,217
Papua New Guinea 4.65%
26,748,006	Lihir Gold Limited (a)	41,964,012	58,401,590
Peru 0.31%
187,090	Cia de Minas Buenaventura SA , ADR	3,523,239	3,958,824

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks—60.91%—(continued)
South Africa 12.60%
6,121,153	Harmony Gold Mining Company Limited , ADR (a)	$65,694,882	$57,049,146
5,406,294	Gold Fields Limited , ADR	72,617,136	56,225,458
1,322,319	AngloGold Ashanti Limited , ADR	35,369,755	40,727,425
3,359,790	Great Basin Gold Limited (a)	3,472,135	4,137,291
		177,153,908	158,139,320
United Kingdom 0.34%
192,464	Anglo American PLC	11,768,440	4,226,266
Total International Common Stocks		654,440,595	764,385,069
U.S. Common Stocks—9.09%
Materials 9.09%
1,476,437	Newmont Mining Corporation	59,767,151	59,411,825
1,399,501	Royal Gold, Inc.	32,160,351	50,605,956
1,897,230	Anatolia Minerals Development Limited (a)(b)	3,459,238	4,084,507
Total U.S. Common Stocks		95,386,740	114,102,288
Total Common Stocks		749,827,335	878,487,357
Warrants—0.07%
1,500,000	Great Basin Gold Limited Warrants exp 10/15/2010 (a)	—	452,356
650,000	Dundee Precious Metals, Inc. Warrants exp 11/20/2015 (a)(b)	—	337,592
100,000	Osisko Mining Corporation Warrants exp 11/17/2009 (a)(b)	—	92,146
Total Warrants		—	882,094
OUNCES
Commodity—23.01%
324,877	Gold bullion (a)	140,331,566	288,702,365
PRINCIPAL AMOUNT
U.S. Commercial Paper—7.45%
$6,337,000	Altria Group, Inc. 1.05% due 5/28/2009	6,332,010	6,332,010
1,875,000	Altria Group, Inc. 1.60% due 5/29/2009	1,872,667	1,872,667
12,033,000	Avery Dennison Corporation 0.75% due 5/1/2009	12,033,000	12,033,000
2,355,000	The Clorox Company 0.60% due 5/22/2009	2,354,176	2,354,176

See Notes to Financial Statements.

Gold Fund

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Commercial Paper—7.45%—(continued)
$14,000,000	Consolidated Edison, Inc.	$14,000,000	$14,000,000
	0.30% due 5/1/2009
4,783,000	Emerson Electric Company 0.20% due 5/26/2009	4,782,336	4,782,336
8,496,000	Harley Davidson, Inc. 0.55% due 5/18/2009	8,493,793	8,493,793
2,142,000	Kraft Foods, Inc. 0.55% due 5/26/2009	2,141,182	2,141,182
7,417,000	Moody's Corporation 0.50% due 5/1/2009	7,417,000	7,417,000
12,000,000	Moody's Corporation 0.55% due 5/11/2009	11,998,167	11,998,167
7,876,000	The Procter & Gamble Company 0.13% due 5/11/2009	7,875,716	7,875,716
3,128,000	Transocean, Inc. 0.65% due 5/4/2009	3,127,831	3,127,831
11,000,000	Transocean, Inc. 0.70% due 5/11/2009	10,997,861	10,997,861
Total U.S. Commercial Paper		93,425,739	93,425,739
Total Investments—100.53%		$983,584,640	1,261,497,555
Liabilities in Excess of Other Assets—(0.53)%			(6,671,048)
Net Assets—100.00%			$1,254,826,507

(a)  Non-income producing security/commodity.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(c)  An affiliate of the fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

  At April 30, 2009 cost is substantially identical for both book and federal income tax purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$336,429,888
Gross unrealized depreciation	(58,516,973)
Net unrealized appreciation	$277,912,915

ADR  — American Depository Receipt

PLC  — Public Limited Company

See Notes to Financial Statements.

Schedule of Investments | Six-Month Period Ended April 30, 2009 (unaudited)

Affiliated Securities

	SHARES OCTOBER 31, 2008	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES APRIL 30, 2009	MARKET VALUE APRIL 30, 2009	REALIZED GAIN/ (LOSS)	DIVIDEND INCOME
Minefinders Corporation	2,136,414	1,424,470	—	3,560,884	$25,921,744	$—	$—
Richmont Mines, Inc.	1,787,980	—	—	1,787,980	6,305,672	—	—
Total					$32,227,416	$—	$—

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Materials	60.91%
U.S. Common Stocks
Materials	9.09
Warrants	0.07
Commodity	23.01
U.S. Commercial Paper	7.45
Total Investments	100.53%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

This page was intentionally left blank.

Management's Discussion of Fund Performance

First Eagle Fund of America Class Y declined 4.40% for the six months ending April 2009 versus a decline of 8.53% for the S&P 500. The most significant contributors to the decline were Devon Energy Corporation and Atlas America, Inc. both domestic natural gas providers. The largest positive contributions were Valspar Corporation, a paint company and Praxair Inc., an industrial gas company.

The economic meltdown which began in earnest following the Lehman Brothers bankruptcy seems to be nearing an end. There are many impediments to returning to a period of robust economic growth, but economic stabilization at a minimum seems to be in the cards as a result of production declining faster than consumption and massive injections of capital into the system by the world's monetary and political authorities. Ultimately, the price for saving the system will have to be paid but that is a problem for the future.

We have chosen to become somewhat more concentrated in our holdings as the price declines in equity securities seemed to be random in many instances. Some of our favorite holdings declined as much as other holdings where we thought risks were higher.

We expect difficult, but not catastrophic economic conditions to persist. However, we believe that our holdings offer significant appreciation potential given their free cash flow characteristics in the current difficult environment versus the current historic low cost of money.

We look forward to reporting progress on the restoration of our asset values in the next few periods.

We thank you for your continued confidence.

Harold Levy

Portfolio Manager

May 2009

Harold Levy

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

Past performance is no guarantee of future results. Portfolio is actively managed and opinions expressed herein are subject to change.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Fund Overview | Data as of April 30, 2009 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	-31.38%	1.71%	3.56%
Standard & Poor's 500 Index	-35.31	-2.70	-2.48

Asset Allocation

Sector/Industry*

Health Care	18.47%
Materials	17.92
Energy	14.52
Industrials	11.17
Information Technology	7.20
Consumer Discretionary	5.42
Investment Company	3.97
Telecommunication Services	2.72
Consumer Staples	2.56
Financials	0.10

* percentages exclude option positions

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Fund of America

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

Top 10 Holdings

General Dynamics Corporation (aerospace and defense manufacturer)	4.90%
Dresser-Rand Group, Inc. (oil field services and equipment)	4.43
SPDR Gold Trust (exchange traded fund)	3.97
Praxair Inc. (specialty chemicals)	3.86
Valeant Pharmaceuticals International (pharmaceuticals company)	3.83
Crown Holdings, Inc. (containers and packaging manufacturer)	3.82
Ball Corporation (containers and packaging manufacturer)	3.64
Precision Castparts Corporation (metal components manufacturer)	3.40
Devon Energy Corporation (energy company)	3.21
The DIRECTV Group, Inc. (digital television services provider)	3.09

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Fund of America

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Common Stocks—79.64%
U.S. Common Stocks—75.49%
Consumer Discretionary 5.42%
880,790	The DIRECTV Group, Inc. (a)(b)	$20,125,753	$21,781,937
267,200	Yum! Brands, Inc. (b)	7,935,638	8,911,120
133,600	The Sherwin-Williams Company (b)	7,061,807	7,567,104
		35,123,198	38,260,161
Consumer Staples 2.56%
873,490	Dean Foods Company (a)(b)	13,698,943	18,081,243
Energy 11.17%
1,268,590	Dresser-Rand Group, Inc. (a)(b)	33,030,193	31,245,372
436,900	Devon Energy Corporation (b)	32,582,923	22,653,265
504,700	Walter Energy, Inc. (b)	11,525,527	11,507,160
707,165	Atlas America, Inc.	22,671,620	11,003,487
434,050	McMoRan Exploration Company (a)	6,235,955	2,382,935
		106,046,218	78,792,219
Financials 0.10%
91,342	Walter Investment Management Corporation , REIT (a)	729,047	730,736
Health Care 17.62%
1,614,250	Valeant Pharmaceuticals International (a)(b)	25,122,463	27,054,830
506,540	Chemed Corporation (b)	22,182,984	21,441,838
2,554,830	PDL BioPharma, Inc. (b)	19,983,800	18,267,034
356,440	Amgen, Inc. (a)(b)	20,210,466	17,276,647
265,690	Edwards Lifesciences Corporation (a)(b)	11,985,005	16,839,432
285,400	Baxter International, Inc. (b)	14,156,072	13,841,900
1,166,267	Enzon Pharmaceuticals, Inc. (a)	9,862,698	6,706,035
312,150	Facet Biotech Corporation (a)	5,492,992	2,918,603
		128,996,480	124,346,319
Industrials 11.17%
668,690	General Dynamics Corporation (b)	37,354,328	34,551,212
320,300	Precision Castparts Corporation (b)	24,495,132	23,977,658
966,790	DynCorp International, Inc. (a)	13,071,952	14,743,548
143,640	Rockwell Collins, Inc. (b)	6,781,247	5,508,594
		81,702,659	78,781,012

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

NUMBER OF SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Common Stocks—75.49%—(continued)
Information Technology 7.02%
1,874,377	L-1 Identity Solutions, Inc. (a)(c)	$24,318,664	$13,720,440
1,039,350	Nvidia Corporation (a)(b)	13,098,615	11,931,738
547,920	Agilent Technologies, Inc. (a)(b)	15,003,609	10,005,019
1,844,580	Atmel Corporation (a)	7,219,448	7,083,187
1,763,506	LSI Corporation (a)	9,765,384	6,771,863
		69,405,720	49,512,247
Materials 17.92%
364,830	Praxair, Inc. (b)	25,275,762	27,219,966
1,223,870	Crown Holdings, Inc. (a)(b)	22,078,176	26,986,334
681,650	Ball Corporation (b)	23,139,297	25,711,838
828,470	Valspar Corporation (b)	15,823,866	19,883,280
343,560	Eagle Materials, Inc.	14,006,979	9,550,968
235,400	Eastman Chemical Company (b)	6,426,350	9,340,672
489,100	Packaging Corporation of America (b)	7,858,234	7,762,017
		114,608,664	126,455,075
Telecommunication Services 2.51%
249,390	Leap Wireless International, Inc. (a)(b)	9,646,909	8,995,497
1,133,312	General Communication, Inc. (a)	7,286,598	8,681,170
		16,933,507	17,676,667
Total U.S. Common Stocks		567,244,436	532,635,679
International Common Stocks—4.15%
Bahamas 2.26%
945,590	Teekay Corporation	34,964,269	13,654,319
190,830	Teekay Tankers Limited	3,567,511	2,301,410
		38,531,780	15,955,729
Bermuda 0.21%
208,400	Global Crossing Limited (a)	4,266,319	1,512,984
Canada 1.68%
1,031,832	MDS, Inc. (a)	13,591,595	6,025,899
4,692,800	UTS Energy Corporation (a)	18,746,923	5,818,089
		32,338,518	11,843,988
Total International Common Stocks		75,136,617	29,312,701
Total Common Stocks		642,381,053	561,948,380

See Notes to Financial Statements.

Fund of America

PRINCIPAL AMOUNT	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
U.S. Bonds—15.63%
Convertible Bond 0.18%
$1,800,000	L-1 Identity Solutions, Inc.	$934,198	$1,257,750
	3.75% due 5/15/2027
U.S. Treasury Bills 15.45%
34,000,000	U.S. Treasury Bill 0.20% due 6/4/2009	33,996,430	33,996,430
75,000,000	U.S. Treasury Bill 0.26% due 7/2/2009	74,974,166	74,989,650
		108,970,596	108,986,080
Total U.S. Bonds		109,904,794	110,243,830
NUMBER OF SHARES
Limited Partnership—0.26%
135,200	Teekay Offshore Partners LP	2,726,300	1,849,536
Investment Company—3.97%
320,900	SPDR Gold Trust (b)	29,409,497	28,004,943
Warrant—0.00%
1,470,588	Regen Biologics, Inc. (a)(c)(d)(e)	—	—
PRINCIPAL AMOUNT
Repurchase Agreement—5.58%
$39,391,000	State Street Bank and Trust Company,	39,391,000	39,391,000
	0.01%, dated 4/30/09 (collateralized by
	United States Treasury Bill, 0.125%
	due 8/27/09 valued at $40,182,942);
	proceeds $39,391,011
Total Investment Portfolio Excluding Options Written—105.08%		823,812,644	741,437,689
CONTRACTS		EXPIRATION DATE
Covered Call Options Written—(4.17)%
822	Agilent Technologies, Inc. @ $15	May 2009	(277,425)
274	Agilent Technologies, Inc. @ $17.5	May 2009	(48,224)
108	Amgen, Inc. @ $47.5	June 2009	(35,100)
1,031	Amgen, Inc. @ $50	June 2009	(193,828)
207	Amgen, Inc. @ $52.5	June 2009	(21,114)
1,317	Ball Corporation @ $40	June 2009	(125,115)
90	Ball Corporation @ $45	June 2009	(1,125)
1,827	Baxter International, Inc. @ $50	June 2009	(237,510)
285	Baxter International, Inc. @ $52.5	June 2009	(18,525)
641	Chemed Corporation @ $40	June 2009	(262,810)
956	Chemed Corporation @ $45	June 2009	(167,300)
1,048	Crown Holdings, Inc. @ $17.5	May 2009	(482,080)

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written—(4.17)%—(continued)
2,149	Crown Holdings, Inc. @ $22.5	May 2009	$(96,705)
187	Dean Foods Company @ $15	June 2009	(109,395)
930	Dean Foods Company @ $17.5	May 2009	(316,200)
1,399	Dean Foods Company @ $17.5	June 2009	(510,635)
694	Dean Foods Company @ $20	May 2009	(98,895)
670	Dean Foods Company @ $20	June 2009	(122,275)
95	Devon Energy Corporation @ $50	May 2009	(28,500)
1,935	The DIRECTV Group, Inc. @ $22.5	May 2009	(541,800)
1,227	The DIRECTV Group, Inc. @ $22.5	June 2009	(368,100)
579	The DIRECTV Group, Inc. @ $25	May 2009	(49,215)
1,503	The DIRECTV Group, Inc. @ $25	June 2009	(300,600)
398	Dresser-Rand Group, Inc. @ $17.5	May 2009	(282,580)
682	Dresser-Rand Group, Inc. @ $20	May 2009	(323,950)
64	Dresser-Rand Group, Inc. @ $20	June 2009	(30,720)
674	Dresser-Rand Group, Inc. @ $22.5	June 2009	(207,255)
2,812	Dresser-Rand Group, Inc. @ $25	June 2009	(442,890)
1,907	Eastman Chemical Company @ $25	June 2009	(2,812,825)
272	Eastman Chemical Company @ $35	June 2009	(190,400)
175	Eastman Chemical Company @ $40	June 2009	(46,812)
133	Edwards Lifesciences Corporation @ $65	June 2009	(24,605)
1,168	General Dynamics Corporation @ $40	May 2009	(1,419,120)
587	General Dynamics Corporation @ $45	May 2009	(481,340)
199	General Dynamics Corporation @ $55	August 2009	(51,740)
517	Leap Wireless International, Inc. @ $35	May 2009	(155,100)
220	Leap Wireless International, Inc. @ $35	June 2009	(81,400)
1,054	Leap Wireless International, Inc. @ $35	July 2009	(449,004)
1,070	Nvidia Corporation @ $10	May 2009	(180,830)
9,323	Nvidia Corporation @ $10	June 2009	(1,817,985)
140	Packaging Corporation of America @ $12.5	July 2009	(51,800)
1,239	Packaging Corporation of America @ $15	June 2009	(210,630)
1,000	PDL BioPharma, Inc. @ $7.5	June 2009	(37,500)
1,383	Praxair, Inc. @ $55	July 2009	(2,648,445)
1,372	Praxair, Inc. @ $60	May 2009	(1,982,540)
153	Praxair, Inc. @ $65	June 2009	(161,415)
254	Praxair, Inc. @ $65	July 2009	(283,210)
156	Praxair, Inc. @ $70	June 2009	(115,440)
1,075	Precision Castparts Corporation @ $50	June 2009	(2,682,125)
732	Precision Castparts Corporation @ $55	May 2009	(1,460,340)
293	Precision Castparts Corporation @ $60	May 2009	(439,500)

See Notes to Financial Statements.

Fund of America

CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE (NOTE 1)
Covered Call Options Written—(4.17)%—(continued)
320	Precision Castparts Corporation @ $65	June 2009	$(432,000)
160	Precision Castparts Corporation @ $70	June 2009	(150,400)
80	Rockwell Collins, Inc. @ $35	May 2009	(26,400)
712	The Sherwin-Williams Company @ $50	June 2009	(519,760)
624	The Sherwin-Williams Company @ $55	June 2009	(237,120)
163	SPDR Gold Trust @ $88	May 2009	(23,309)
171	SPDR Gold Trust @ $90	May 2009	(12,825)
58	SPDR Gold Trust @ $94	May 2009	(1,450)
60	SPDR Gold Trust @ $97	June 2009	(5,580)
543	Valeant Pharmaceuticals International @ $17.5	May 2009	(21,720)
1,903	Valeant Pharmaceuticals International @ $17.5	June 2009	(195,058)
1,985	Valspar Corporation @ $17.5	July 2009	(1,359,725)
3,925	Walter Energy, Inc. @ $22.5	June 2009	(1,208,250)
1,122	Walter Energy, Inc. @ $25	June 2009	(375,870)
1,789	Yum! Brands, Inc. @ $29	July 2009	(966,060)
883	Yum! Brands, Inc. @ $30	July 2009	(415,010)
Total Covered Call Options Written (Cost: $(20,714,422))			(29,434,514)
Total Investments—100.91% (Cost: $803,098,222)			712,003,175
Liabilities in Excess of Other Assets— (0.91)%			(6,415,664)
Net Assets—100.00%			$705,587,511

(a)  Non-income producing security/commodity.

(b)  At April 30, 2009 all or a portion of this security was segregated to cover collateral requirement for options.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $0 or 0.00% of net assets.

(e)  Security is deemed illiquid. At April 30, 2009, the value of these securities amounted to $0 or 0.00% of net assets.

  At April 30, 2009 cost is substantially identical for both book and federal income tax purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$36,403,314
Gross unrealized depreciation	(127,498,361)
Net unrealized depreciation	$(91,095,047)

See Notes to Financial Statements.

Schedule of Investments | Six Month Period Ended April 30, 2009 (unaudited)

REIT  — Real Estate Investment Trust

SPDR  — Standard & Poor's Depository Receipts

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
U.S. Common Stocks
Consumer Discretionary	5.42%
Consumer Staples	2.56
Energy	11.17
Financials	0.10
Health Care	17.62
Industrials	11.17
Information Technology	7.02
Materials	17.92
Telecommunication Services	2.51
Total U.S. Common Stocks	75.49
International Common Stocks
Energy	3.09
Health Care	0.85
Telecommunication Services	0.21
Total International Common Stocks	4.15
U.S. Bonds
Information Technology	0.18
U.S. Treasury Bills	15.45
Total U.S. Bonds	15.63
Limited Partnership	0.26
Investment Company	3.97
Repurchase Agreement	5.58
Covered Call Options Written	(4.17)
Total Investments	100.91%

See Notes to Financial Statements.

Statements of Assets and Liabilities

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$13,160,704,255	$4,516,936,865	$775,787,954
Affiliated issuers	3,731,416,030	880,784,291	—
Gold Bullion	693,749,790	293,104,679	31,344,786
Foreign currency	257	4,025,429	—
	17,585,870,332	5,694,851,264	807,132,740
Investments, at Value (Note 1)
Unaffiliated issuers	11,669,955,950	4,222,668,774	705,835,340
Affiliated issuers	3,049,286,530	822,623,695	—
Gold Bullion	1,109,925,515	513,442,993	44,093,555
Foreign currency	257	4,051,782	—
	15,829,168,252	5,562,787,244	749,928,895
Cash	—	7,690	112
Receivable for forward currency contracts held, at value (Note 1)	81,478,839	38,534,333	—
Receivable for investment securities sold	25,508,265	1,713,884	982,312
Receivable for premiums for written options	—	—	—
Receivable for Fund shares sold	38,750,864	14,368,165	6,004,625
Accrued interest and dividends receivable	65,999,001	31,727,514	4,895,121
Investment for trustee deferred compensation plan (Note 2)	492,451	553,464	142,181
Other assets	476,165	172,936	18,022
Total Assets	16,041,873,837	5,649,865,230	761,971,268
Liabilities
Option contracts written, at value (premiums received $20,714,422) (Note 3)	—	—	—
Payable for Fund shares redeemed	27,995,579	11,528,997	1,158,123
Payable for investment securities purchased	38,687,299	4,614,150	—
Payable for forward currency contracts held, at value (Note 1)	459,086	157,500	—
Investment advisory fees payable (Note 2)	9,532,099	3,393,291	438,133
Distribution fees payable (Note 4)	4,390,745	1,053,931	202,317
Services fees payable (Note 4)	864,120	135,292	42,681
Trustee deferred compensation plan (Note 2)	492,451	553,464	142,181
Administrative costs payable (Note 2)	296,148	105,412	13,645
Trustee fees payable	86,969	46,123	458
Accrued expenses and other liabilities	8,803,493	4,402,129	232,120
Total Liabilities	91,607,989	25,990,289	2,229,658
Net Assets	$15,950,265,848	$5,623,874,941	$759,741,610

See Notes to Financial Statements.

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$811,103,014	$823,812,644
Affiliated issuers	32,150,060	—
Gold Bullion	140,331,566	—
Foreign currency	—	—
	983,584,640	823,812,644
Investments, at Value (Note 1)
Unaffiliated issuers	940,567,774	741,437,689
Affiliated issuers	32,227,416	—
Gold Bullion	288,702,365	—
Foreign currency	—	—
	1,261,497,555	741,437,689
Cash	3,089	792
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	25,237	—
Receivable for premiums for written options	—	487,036
Receivable for Fund shares sold	5,533,117	3,243,305
Accrued interest and dividends receivable	3,742	269,259
Investment for trustee deferred compensation plan (Note 2)	55,060	299,628
Other assets	25,823	85,227
Total Assets	1,267,143,623	745,822,936
Liabilities
Option contracts written, at value (premiums received $20,714,422) (Note 3)	—	29,434,514
Payable for Fund shares redeemed	1,722,514	931,779
Payable for investment securities purchased	8,790,566	8,473,880
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	768,301	559,462
Distribution fees payable (Note 4)	320,704	167,321
Services fees payable (Note 4)	44,355	13,729
Trustee deferred compensation plan (Note 2)	55,060	299,628
Administrative costs payable (Note 2)	23,805	13,056
Trustee fees payable	5,642	3,713
Accrued expenses and other liabilities	586,169	338,343
Total Liabilities	12,317,116	40,235,425
Net Assets	$1,254,826,507	$705,587,511

April 30, 2009 (unaudited)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Statements of Assets and Liabilities (continued)

	FirsT EaglE GlobaL FunD	FirsT EaglE OverseaS FunD	FirsT EaglE U.S. ValuE FunD
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$489,216	$352,810	$60,497
Capital surplus	18,277,226,229	5,915,253,924	820,009,952
Net unrealized appreciation (depreciation) on:
Investments	(1,756,702,080)	(132,090,373)	(57,203,845)
Foreign currency related translation	80,636,146	38,027,926	—
Written Options	—	—	—
Undistributed net realized losses on investments	(620,055,612)	(113,823,128)	(8,385,614)
Undistributed net investment income (loss)	(31,328,051)	(83,846,218)	5,260,620
Net Assets	$15,950,265,848	$5,623,874,941	$759,741,610
Class A
Net assets	$9,011,743,569	$3,222,551,057	$388,969,658
Shares outstanding	275,511,195	202,467,996	30,971,210
Net asset value per share and redemption proceeds per share	$32.71	$15.92	$12.56
Offering price per share (NAV per share plus maximum sales charge)[1]	$34.43	$16.76	$13.22
Class I
Net assets	$2,597,718,661	$1,733,755,231	$151,453,816
Shares outstanding	79,159,331	107,503,248	11,943,377
Net asset value per share and redemption proceeds per share	$32.82	$16.13	$12.68
Class C
Net assets	$4,340,803,618	$667,568,653	$219,318,136
Shares outstanding	134,545,385	42,838,716	17,582,279
Net asset value per share	$32.26	$15.58	$12.47
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$31.94	$15.42	$12.35
Class Y
Net assets	—	—	—
Shares outstanding	—	—	—
Net asset value per share and redemption proceeds per share	—	—	—

1The maximum sales charge is 5.00% for class A shares. Classes I, C and Y have no front-end sales charges.

2The maximum CSDC (Contingent Deferred Sales Charge) is 1.00% for class C shares, which is charged on the lesser of the offering price or the net asset value at the time of sale by the shareholder. This pertains to investments of one year or less.

See Notes to Financial Statements.

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$63,561	$41,720
Capital surplus	1,011,208,134	871,278,005
Net unrealized appreciation (depreciation) on:
Investments	277,912,915	(82,374,955)
Foreign currency related translation	—	—
Written Options	—	(8,720,092)
Undistributed net realized losses on investments	(21,855,040)	(73,579,920)
Undistributed net investment income (loss)	(12,503,063)	(1,057,247)
Net Assets	$1,254,826,507	$705,587,511
Class A
Net assets	$918,268,332	$197,293,051
Shares outstanding	46,378,033	11,653,439
Net asset value per share and redemption proceeds per share	$19.80	$16.93
Offering price per share (NAV per share plus maximum sales charge)[1]	$20.84	$17.82
Class I
Net assets	$116,686,318	—
Shares outstanding	5,835,373	—
Net asset value per share and redemption proceeds per share	$20.00	—
Class C
Net assets	$219,871,857	$70,354,361
Shares outstanding	11,347,919	4,638,094
Net asset value per share	$19.38	$15.17
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)[2]	$19.19	$15.02
Class Y
Net assets	—	$437,940,099
Shares outstanding	—	25,428,623
Net asset value per share and redemption proceeds per share	—	$17.22

April 30, 2009 (unaudited)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Statements of Operations

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Investment Income
Interest	$24,234,161	$10,251,697	$5,866,659
Dividends from: (net of $11,912,249, $5,784,250, $256,889, $148,980 and $0, foreign taxes withheld, respectively)
Unaffiliated issuers	115,554,342	51,601,180	5,158,665
Affiliated issuers	42,588,470	8,812,966	—
Other Income	105	494	—
Total Income	182,377,078	70,666,337	11,025,324
Expenses
Investment advisory fees (Note 2)	58,832,855	21,320,751	2,366,752
Administrative costs (Note 2)	2,057,162	745,764	82,575
Distribution fees (Note 4)
Class A	11,140,852	4,054,270	392,141
Class C	15,874,891	2,571,095	732,215
Class Y	—	—	—
Service fees - Class C (Note 4)	5,291,630	857,032	244,072
Shareholder servicing agent fees	8,509,898	3,227,281	446,918
Custodian and accounting fees	2,102,337	1,340,773	45,091
Shareholder reporting fees	961,139	357,580	30,182
Trustees' fees	347,124	134,387	9,932
Registration and filing fees	273,100	129,292	51,651
Professional fees	428,388	281,881	38,432
Other expenses	305,888	127,883	9,221
Total expenses	106,125,264	35,147,989	4,449,182
Expense reductions due to earnings credits (Note 1)	(7,349)	(3,993)	(765)
Net expenses	106,117,915	35,143,996	4,448,417
Net investment income (loss) (Note 1)	76,259,163	35,522,341	6,576,907
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(509,363,828)	(80,617,109)	(8,194,297)
Investment transactions of affiliated issuers	(37,822,968)	(1,960,704)	—
Net increase from payments by affiliate	1,837	—	—
Foreign currency related transactions	516,748,104	304,645,230	665
Written Options	—	—	—
	(30,436,855)	222,067,417	(8,193,632)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	663,407,077	127,286,224	21,057,458
Foreign currency related translation	(505,747,753)	(294,027,711)	—
Written Options	—	—	—
	157,659,324	(166,741,487)	21,057,458
Net realized and unrealized gains (losses) on investments, foreign currency related transactions and written options	127,222,469	55,325,930	12,863,826
Net Increase (Decrease) in Net Assets Resulting from Operations	$203,481,632	$90,848,271	$19,440,733

See Notes to Financial Statements.

For the Six Months Ended April 30, 2009 (unaudited)

	FIRST EAGLE GOLD FUND	FIRST EAGLE FUND OF AMERICA
Investment Income
Interest	$1,323,642	$192,056
Dividends from: (net of $11,912,249, $5,784,250, $256,889, $148,980 and $0, foreign taxes withheld, respectively)
Unaffiliated issuers	1,590,657	3,750,289
Affiliated issuers	—	—
Other Income	—	—
Total Income	2,914,299	3,942,345
Expenses
Investment advisory fees (Note 2)	3,748,218	3,183,367
Administrative costs (Note 2)	130,398	83,360
Distribution fees (Note 4)
Class A	920,719	179,920
Class C	624,240	227,936
Class Y	—	539,943
Service fees - Class C (Note 4)	208,080	75,979
Shareholder servicing agent fees	645,146	453,596
Custodian and accounting fees	202,148	32,809
Shareholder reporting fees	55,124	34,712
Trustees' fees	16,860	13,389
Registration and filing fees	54,908	74,744
Professional fees	77,862	52,707
Other expenses	17,529	13,475
Total expenses	6,701,232	4,965,937
Expense reductions due to earnings credits (Note 1)	(489)	(363)
Net expenses	6,700,743	4,965,574
Net investment income (loss) (Note 1)	(3,786,444)	(1,023,229)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1)
Net realized gains (losses) from:
Investment transactions of unaffiliated issuers	(20,615,709)	(79,540,102)
Investment transactions of affiliated issuers	—	—
Net increase from payments by affiliate	—	—
Foreign currency related transactions	(13,305)	—
Written Options	—	8,703,856
	(20,629,014)	(70,836,246)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	293,382,270	51,239,764
Foreign currency related translation	—	—
Written Options	—	(9,653,334)
	293,382,270	41,586,430
Net realized and unrealized gains (losses) on investments, foreign currency related transactions and written options	272,753,256	(29,249,816)
Net Increase (Decrease) in Net Assets Resulting from Operations	$268,966,812	$(30,273,045)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Statements of Changes in Net Assets

	FIRST EAGLE GLOBAL FUND		FIRST EAGLE OVERSEAS FUND
	SiX MonthS EndeD ApriL 30, 2009 (unaudited)	YeaR EndeD OctobeR 31, 2008	SiX MonthS EndeD ApriL 30, 2009 (unaudited)	YeaR EndeD OctobeR 31, 2008
Operations
Net investment income (loss)	$76,259,163	$287,176,789	$35,522,341	$137,951,375
Net realized gain (loss) from investments, foreign currency related transactions and written options	(30,436,855)	571,807,723	222,067,417	313,674,313
Change in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	157,659,324	(6,731,622,390)	(166,741,487)	(3,144,942,612)
Net increase (decrease) in net assets resulting from operations	203,481,632	(5,872,637,878)	90,848,271	(2,693,316,924)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(39,077,415)	(279,366,208)	(3,998,540)	(180,189,537)
Class I	(19,540,281)	(74,255,465)	(2,929,304)	(121,691,715)
Class C	(7,250)	(76,410,477)	(7,588)	(28,086,827)
Distributions paid from net realized gains from investment transactions
Class A	(631,563,973)	(1,149,497,548)	(317,087,295)	(652,293,124)
Class I	(178,533,975)	(273,763,609)	(174,084,325)	(406,827,856)
Class C	(302,779,457)	(481,349,457)	(69,460,426)	(133,975,356)
Decrease in net assets resulting from distributions	(1,171,502,351)	(2,334,642,764)	(567,567,478)	(1,523,064,415)
Fund Share Transactions (Note 7)
Net proceeds from shares sold	2,031,937,092	7,080,403,346	1,051,591,519	2,177,489,462
Net asset value of shares issued for reinvested dividends and distributions	964,568,563	1,934,139,194	487,753,631	1,295,750,389
Cost of shares redeemed	(3,384,674,874)	(5,741,382,568)	(1,662,051,008)	(4,153,912,271)
Redemption fees	1,628,224	1,655,839	559,136	689,425
Increase (decrease) in net assets from Fund share transactions	(386,540,995)	3,274,815,811	(122,146,722)	(679,982,995)
Net increase (decrease) in net assets	(1,354,561,714)	(4,932,464,831)	(598,865,929)	(4,896,364,334)
Net Assets (Note 1)
Beginning of period	17,304,827,562	22,237,292,393	6,222,740,870	11,119,105,204
End of period	$15,950,265,848	$17,304,827,562	$5,623,874,941	$6,222,740,870
Undistributed net investment income (loss)	$(31,328,051)	$(48,962,268)	$(83,846,218)	$(112,433,127)

See Notes to Financial Statements.

	FIRST EAGLE U.S. VALUE FUND		FIRST EAGLE GOLD FUND
	SIX MONTHS ENDED APRIL 30, 2009 (unaudited)	YEAR ENDED OCTOBER 31, 2008	SIX MONTHS ENDED APRIL 30, 2009 (unaudited)	YEAR ENDED OCTOBER 31, 2008
Operations
Net investment income (loss)	$6,576,907	$12,501,110	$(3,786,444)	$(5,374,345)
Net realized gain (loss) from investments, foreign currency related transactions and written options	(8,193,632)	6,453,735	(20,629,014)	51,876,811
Change in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	21,057,458	(154,116,250)	293,382,270	(530,308,205)
Net increase (decrease) in net assets resulting from operations	19,440,733	(135,161,405)	268,966,812	(483,805,739)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(5,591,065)	(5,722,863)	—	(25,074,580)
Class I	(2,247,106)	(2,101,375)	—	(4,201,766)
Class C	(2,430,964)	(2,651,972)	—	(4,460,113)
Distributions paid from net realized gains from investment transactions
Class A	(2,846,360)	(12,287,319)	(34,328,380)	(30,818,251)
Class I	(1,015,200)	(3,944,580)	(4,616,129)	(4,799,864)
Class C	(1,987,359)	(9,027,699)	(7,932,453)	(6,948,463)
Decrease in net assets resulting from distributions	(16,118,054)	(35,735,808)	(46,876,962)	(76,303,037)
Fund Share Transactions (Note 7)
Net proceeds from shares sold	382,635,007	250,653,753	479,480,976	293,412,807
Net asset value of shares issued for reinvested dividends and distributions	12,783,370	29,227,280	40,225,122	62,146,503
Cost of shares redeemed	(181,302,168)	(228,317,642)	(147,492,355)	(387,225,293)
Redemption fees	15,550	81,890	239,898	153,422
Increase (decrease) in net assets from Fund share transactions	214,131,759	51,645,281	372,453,641	(31,512,561)
Net increase (decrease) in net assets	217,454,438	(119,251,932)	594,543,491	(591,621,337)
Net Assets (Note 1)
Beginning of period	542,287,172	661,539,104	660,283,016	1,251,904,353
End of period	$759,741,610	$542,287,172	$1,254,826,507	$660,283,016
Undistributed net investment income (loss)	$5,260,620	$8,952,848	$(12,503,063)	$(8,716,619)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Statements of Changes in Net Assets (continued)

	FIRST EAGLE FUND OF AMERICA
	SIX MONTHS ENDED APRIL 30,2009 (unaudited)	YEAR ENDED OCTOBER 31, 2008
Operations
Net investment loss	$(1,023,229)	$(1,193,856)
Net realized gain (loss) from investments, foreign currency related transactions and written options	(70,836,246)	47,962,328
Change in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	41,586,430	(338,387,730)
Net decrease in net assets resulting from operations	(30,273,045)	(291,619,258)
Distribution to Shareholders
Dividends paid from net investment income
Class A	—	(204,496)
Class C	—	—
Class Y	—	(1,385,075)
Distributions paid from net realized gains from investment transactions
Class A	(8,260,418)	(8,095,784)
Class C	(4,348,195)	(6,936,699)
Class Y	(28,605,629)	(71,479,766)
Decrease in net assets resulting from distributions	(41,214,242)	(88,101,820)
Fund Share Transactions (Note 7)
Net proceeds from shares sold	158,206,860	275,946,279
Net asset value of shares issued for reinvested dividends and distributions	34,915,646	77,214,426
Cost of shares redeemed	(105,099,118)	(187,350,534)
Redemption fees	7,313	40,236
Increase in net assets from Fund share transactions	88,030,701	165,850,407
Net increase (decrease) in net assets	16,543,414	(213,870,671)
Net Assets (Note 1)
Beginning of period	689,044,097	902,914,768
End of period	$705,587,511	$689,044,097
Undistributed net investment loss	$(1,057,247)	$(34,018)

See Notes to Financial Statements.

This page was intentionally left blank.

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2009 (unaudited)						2008			2007
	CLASS A		CLASS I		CLASS C		CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$34.45		$34.62		$33.99		$51.09	$51.32	$50.46	$48.36	$48.56	$47.83
Income from investment operations:
Net investment income	0.18		0.22		0.06		0.64	0.76	0.31	0.67	0.79	0.31
Net realized and unrealized gains (losses) on investments	0.53		0.54		0.52		-11.82	-11.88	-11.69	6.91	6.94	6.84
Total income (loss) from investment operations	0.71		0.76		0.58		-11.18	-11.12	-11.38	7.58	7.73	7.15
Less distributions:
Dividends from net investment income	-0.14		-0.25		—		-1.07	-1.19	-0.70	-1.22	-1.34	-0.89
Distributions from capital gains	-2.31		-2.31		-2.31		-4.39	-4.39	-4.39	-3.63	-3.63	-3.63
Total distributions	-2.45		-2.56		-2.31		-5.46	-5.58	-5.09	-4.85	-4.97	-4.52
Net asset value, end of period		$32.71	$32.82		$32.26		$34.45	$34.62	$33.99	$51.09	$51.32	$50.46
Total return(C)	2.01	%(a)	2.15	%(a)	1.63	%(a)	-24.41%	-24.21%	-24.99%	16.91%	17.19%	16.03%
Ratios and supplemental data
Net assets, end of period (millions)	$9,012		$2,597		$4,341		$9,784	$2,898	$4,623	$13,451	$3,193	$5,593
Ratio of operating expenses to average net assets including earnings credits	1.19	%(b)	0.94	%(b)	1.94	%(b)	1.14%	0.89%	1.89%	1.12%	0.87%	1.87%
Ratio of operating expenses to average net assets excluding earnings credits	1.19	%(b)	0.94	%(b)	1.94	%(b)	1.14%	0.89%	1.89%	1.12%	0.87%	1.87%
Ratio of net investment income to average net assets including earnings credits	1.13	%(b)	1.39	%(b)	0.39	%(b)	1.48%	1.74%	0.73%	1.40%	1.64%	0.65%
Ratio of net investment income to average net assets excluding earnings credits	1.13	%(b)	1.39	%(b)	0.39	%(b)	1.48%	1.74%	0.73%	1.39%	1.64%	0.64%
Portfolio turnover rate	6.85	%(a)	6.85	%(a)	6.85	%(a)	29.69%	29.69%	29.69%	37.58%	37.58%	37.58%

*Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Global Fund

	YEAR ENDED OCTOBER 31,
	2006			2005			2004
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15
Income from investment operations:
Net investment income	0.59	0.71	0.25	0.48	0.60	0.19	0.50	0.56	0.23
Net realized and unrealized gains (losses) on investments	7.82	7.85	7.77	6.07	6.06	6.01	5.18	5.22	5.18
Total income (loss) from investment operations	8.41	8.56	8.02	6.55	6.66	6.20	5.68	5.78	5.41
Less distributions:
Dividends from net investment income	-0.84	-0.94	-0.57	-0.43	-0.50	-0.26	-0.67	-0.70	-0.41
Distributions from capital gains	-1.68	-1.68	-1.68	-0.18	-0.18	-0.18	-0.85	-0.85	-0.85
Total distributions	-2.52	-2.62	-2.25	-0.61	-0.68	-0.44	-1.52	-1.55	-1.26
Net asset value, end of period	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30
Total return(C)	20.73%	21.06%	19.86%	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%
Ratios and supplemental data
Net assets, end of period (millions)	$11,854	$2,641	$4,928	$9,526	$1,752	$3,828	$5,972	$641	$1,986
Ratio of operating expenses to average net assets including earnings credits	1.13%	0.88%	1.88%	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
Ratio of operating expenses to average net assets excluding earnings credits	1.14%	0.89%	1.89%	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%
Ratio of net investment income to average net assets including earnings credits	1.31%	1.57%	0.56%	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%
Ratio of net investment income to average net assets excluding earnings credits	1.30%	1.57%	0.56%	1.20%	1.48%	0.47%	1.46%	1.67%	0.66%
Portfolio turnover rate	28.59%	28.59%	28.59%	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2009 (unaudited)						2008			2007
	CLASS A		CLASS I		CLASS C		CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$17.21		$17.41		$16.93		$28.09	$28.38	$27.66	$26.70	$26.94	$26.33
Income from investment operations:
Net investment income	0.10		0.12		0.04		0.35	0.40	0.18	0.41	0.48	0.21
Net realized and unrealized gains (losses) on investments	0.29		0.29		0.27		-7.21	-7.28	-7.10	4.05	4.10	4.00
Total income (loss) from investment operations	0.39		0.41		0.31		-6.86	-6.88	-6.92	4.46	4.58	4.21
Less distributions:
Dividends from net investment income	-0.02		-0.03		—		-0.87	-0.94	-0.66	-0.87	-0.94	-0.68
Distributions from capital gains	-1.66		-1.66		-1.66		-3.15	-3.15	-3.15	-2.20	-2.20	-2.20
Total distributions	-1.68		-1.69		-1.66		-4.02	-4.09	-3.81	-3.07	-3.14	-2.88
Net asset value, end of period	$15.92		$16.13		$15.58		$17.21	$17.41	$16.93	$28.09	$28.38	$27.66
Total return(C)	1.96	%(a)	2.04	%(a)	1.48	%(a)	-28.15%	-27.97%	-28.67%	18.20%	18.52%	17.31%
Ratios and supplemental data
Net assets, end of period (millions)	$3,222		$1,734		$668		$3,518	$1,968	$737	$5,974	$3,942	$1,203
Ratio of operating expenses to average net assets including earnings credits	1.22	%(b)	0.97	%(b)	1.97	%(b)	1.15%	0.90%	1.90%	1.12%	0.87%	1.87%
Ratio of operating expenses to average net assets excluding earnings credits	1.22	%(b)	0.97	%(b)	1.97	%(b)	1.15%	0.90%	1.90%	1.12%	0.87%	1.87%
Ratio of net investment income to average net assets including earnings credits	1.27	%(b)	1.51	%(b)	0.51	%(b)	1.57%	1.76%	0.82%	1.54%	1.80%	0.79%
Ratio of net investment income to average net assets excluding earnings credits	1.27	%(b)	1.51	%(b)	0.51	%(b)	1.57%	1.76%	0.82%	1.54%	1.79%	0.78%
Portfolio turnover rate	2.96	%(a)	2.96	%(a)	2.96	%(a)	15.72%	15.72%	15.72%	34.29%	34.29%	34.29%

*Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Overseas Fund

	YEAR ENDED OCTOBER 31,
	2006			2005			2004
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28
Income from investment operations:
Net investment income	0.39	0.46	0.20	0.27	0.33	0.10	0.17	0.22	0.03
Net realized and unrealized gains (losses) on investments	4.57	4.60	4.53	3.96	3.99	3.93	3.20	3.22	3.17
Total income (loss) from investment operations	4.96	5.06	4.73	4.23	4.32	4.03	3.37	3.44	3.20
Less distributions:
Dividends from net investment income	-0.81	-0.87	-0.65	-0.24	-0.25	-0.06	-0.47	-0.49	-0.36
Distributions from capital gains	-1.58	-1.58	-1.58	-0.11	-0.11	-0.11	-0.15	-0.15	-0.15
Total distributions	-2.39	-2.45	-2.23	-0.35	-0.36	-0.17	-0.62	-0.64	-0.51
Net asset value, end of period	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97
Total return(C)	22.24%	22.53%	21.33%	21.16%	21.47%	20.28%	19.77%	20.09%	18.89%
Ratios and supplemental data
Net assets, end of period (millions)	$5,785	$4,031	$1,145	$4,866	$3,028	$994	$3,846	$2,152	$804
Ratio of operating expenses to average net assets including earnings credits	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
Ratio of operating expenses to average net assets excluding earnings credits	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%
Ratio of net investment income to average net assets including earnings credits	1.57%	1.82%	0.81%	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
Ratio of net investment income to average net assets excluding earnings credits	1.56%	1.82%	0.81%	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%
Portfolio turnover rate	27.98%	27.98%	27.98%	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2009 (unaudited)						2008			2007
	CLASS A		CLASS I		CLASS C		CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$12.75		$12.89		$12.63		$17.01	$17.19	$16.87	$16.19	$16.34	$16.08
Income from investment operations:
Net investment income	0.13		0.15		0.09		0.36	0.40	0.24	0.33	0.38	0.21
Net realized and unrealized gains (losses) on investments	0.01		0.00	**	0.00	**	-3.65	-3.69	-3.63	1.45	1.46	1.44
Total income (loss) from investment operations	0.14		0.15		0.09		-3.29	-3.29	-3.39	1.78	1.84	1.65
Less distributions:
Dividends from net investment income	-0.22		-0.25		-0.14		-0.31	-0.35	-0.19	-0.30	-0.33	-0.20
Distributions from capital gains	-0.11		-0.11		-0.11		-0.66	-0.66	-0.66	-0.66	-0.66	-0.66
Total distributions	-0.33		-0.36		-0.25		-0.97	-1.01	-0.85	-0.96	-0.99	-0.86
Net asset value, end of period	$12.56		$12.68		$12.47		$12.75	$12.89	$12.63	$17.01	$17.19	$16.87
Total return(C)	1.23	%(a)	1.29	%(a)	0.78	%(a)	-20.56%	-20.36%	-21.17%	11.47%	11.78%	10.65%
Ratios and supplemental data
Net assets, end of period (millions)	$389		$152		$219		$271	$104	$167	$324	$104	$233
Ratio of operating expenses to average net assets including earnings credits	1.22	%(b)	0.97	%(b)	1.97	%(b)	1.20%	0.95%	1.96%	1.20%	0.95%	1.95%
Ratio of operating expenses to average net assets excluding earnings credits	1.22	%(b)	0.97	%(b)	1.97	%(b)	1.21%	0.96%	1.96%	1.20%	0.96%	1.95%
Ratio of net investment income to average net assets including earnings credits	2.28	%(b)	2.51	%(b)	1.49	%(b)	2.28%	2.53%	1.53%	2.04%	2.32%	1.29%
Ratio of net investment income to average net assets excluding earnings credits	2.28	%(b)	2.51	%(b)	1.49	%(b)	2.28%	2.53%	1.52%	2.04%	2.32%	1.28%
Portfolio turnover rate	1.70	%(a)	1.70	%(a)	1.70	%(a)	21.75%	21.75%	21.75%	32.54%	32.54%	32.54%

*Per share amounts have been calculated using the average shares method.

**Amount represents less than $0.01 per share.

(a)  Not Annualized

(b)  Annualized

(c)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

U.S. Value Fund

	YEAR ENDED OCTOBER 31,
	2006			2005			2004
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61
Income from investment operations:
Net investment income	0.29	0.33	0.17	0.20	0.24	0.10	0.22	0.27	0.13
Net realized and unrealized gains (losses) on investments	1.46	1.48	1.47	1.35	1.36	1.35	1.66	1.65	1.64
Total income (loss) from investment operations	1.75	1.81	1.64	1.55	1.60	1.45	1.88	1.92	1.77
Less distributions:
Dividends from net investment income	-0.24	-0.27	-0.19	-0.20	-0.23	-0.12	-0.32	-0.31	-0.14
Distributions from capital gains	-0.27	-0.27	-0.27	-0.35	-0.35	-0.35	-0.32	-0.32	-0.32
Total distributions	-0.51	-0.54	-0.46	-0.55	-0.58	-0.47	-0.64	-0.63	-0.46
Net asset value, end of period	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92
Total return(C)	12.05%	12.35%	11.26%	11.35%	11.65%	10.56%	15.38%	15.58%	14.43%
Ratios and supplemental data
Net assets, end of period (millions)	$254	$115	$161	$150	$68	$97	$62	$54	$29
Ratio of operating expenses to average net assets including earnings credits	1.25%	0.99%	1.99%	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
Ratio of operating expenses to average net assets excluding earnings credits	1.25%	1.00%	2.00%	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%
Ratio of net investment income to average net assets including earnings credits	1.87%	2.13%	1.13%	1.40%	1.63%	0.67%	1.66%	2.00%	0.95%
Ratio of net investment income to average net assets excluding earnings credits	1.87%	2.12%	1.12%	1.40%	1.63%	0.66%	1.66%	2.00%	0.95%
Portfolio turnover rate	31.76%	31.76%	31.76%	17.22%	17.22%	17.22%	23.47%	23.47%	23.47%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2009 (unaudited)						2008			2007
	CLASS A		CLASS I		CLASS C		CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$14.85		$14.98		$14.60		$27.28	$27.48	$26.86	$23.48	$23.62	$23.17
Income from investment operations:
Net investment income (loss)	-0.06		-0.04		-0.13		-0.09	-0.05	-0.27	-0.12	-0.07	-0.28
Net realized and unrealized gains (losses) on investments	6.07		6.12		5.97		-10.61	-10.66	-10.43	7.72	7.78	7.61
Total income (loss) from investment operations	6.01		6.08		5.84		-10.70	-10.71	-10.70	7.60	7.71	7.33
Less distributions:
Dividends from net investment income	—		—		—		-0.78	-0.84	-0.61	-0.74	-0.79	-0.58
Distributions from capital gains	-1.06		-1.06		-1.06		-0.95	-0.95	-0.95	-3.06	-3.06	-3.06
Total distributions	-1.06		-1.06		-1.06		-1.73	-1.79	-1.56	-3.80	-3.85	-3.64
Net asset value, end of period	$19.80		$20.00		$19.38		$14.85	$14.98	$14.60	$27.28	$27.48	$26.86
Total return(C)	40.87	%(a)	40.99	%(a)	40.39	%(a)	-41.56%	-41.36%	-41.99%	37.57%	37.93%	36.55%
Ratios and supplemental data
Net assets, end of period (millions)	$918		$117		$220		$480	$71	$109	$890	$166	$196
Ratio of operating expenses to average net assets including earnings credits	1.24	%(b)	0.99	%(b)	1.98	%(b)	1.21%	0.95%	1.96%	1.20%	0.95%	1.95%
Ratio of operating expenses to average net assets excluding earnings credits	1.24	%(b)	0.99	%(b)	1.98	%(b)	1.21%	0.96%	1.96%	1.20%	0.95%	1.95%
Ratio of net investment income (loss) to average net assets including earnings credits	-0.65	%(b)	-0.40	%(b)	-1.41	%(b)	-0.38%	-0.20%	-1.13%	-0.55%	-0.30%	-1.30%
Ratio of net investment loss to average net assets excluding earnings credits	-0.65	%(b)	-0.40	%(b)	-1.41	%(b)	-0.38%	-0.20%	-1.14%	-0.56%	-0.31%	-1.31%
Portfolio turnover rate	0.93	%(a)	0.93	%(a)	0.93	%(a)	8.74%	8.74%	8.74%	16.37%	16.37%	16.37%

*Per share amounts have been calculated using the average shares method.

**Amount represents less than $0.01 per share.

(a)  Not Annualized

(b)  Annualized

(c)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Gold Fund

	YEAR ENDED OCTOBER 31,
	2006			2005			2004
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Selected per share data*
Net asset value, beginning of period	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96
Income from investment operations:
Net investment income (loss)	-0.13	-0.08	-0.30	-0.04	0.00 **	-0.16	-0.10	-0.05	-0.21
Net realized and unrealized gains (losses) on investments	6.65	6.69	6.60	0.67	0.67	0.65	1.49	1.48	1.47
Total income (loss) from investment operations	6.52	6.61	6.30	0.63	0.67	0.49	1.39	1.43	1.26
Less distributions:
Dividends from net investment income	-0.49	-0.54	-0.38	—	—	—	-0.56	-0.58	-0.46
Distributions from capital gains	—	—	—	—	—	—	—	—	—
Total distributions	-0.49	-0.54	-0.38	—	—	—	-0.56	-0.58	-0.46
Net asset value, end of period	$23.48	$23.62	$23.17	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76
Total return(C)	37.97%	38.29%	36.95%	3.75%	3.97%	2.92%	8.59%	8.82%	7.79%
Ratios and supplemental data
Net assets, end of period (millions)	$774	$147	$158	$570	$84	$115	$516	$75	$92
Ratio of operating expenses to average net assets including earnings credits	1.21%	0.96%	1.96%	1.29%	1.04%	2.04%	1.39%	1.14%	2.14%
Ratio of operating expenses to average net assets excluding earnings credits	1.22%	0.97%	1.97%	1.30%	1.05%	2.05%	1.39%	1.14%	2.14%
Ratio of net investment income (loss) to average net assets including earnings credits	-0.59%	-0.34%	-1.33%	-0.24%	0.02%	-0.98%	-0.62%	-0.35%	-1.34%
Ratio of net investment loss to average net assets excluding earnings credits	-0.59%	-0.34%	-1.34%	-0.24%	-0.01%	-0.98%	-0.62%	-0.35%	-1.34%
Portfolio turnover rate	32.26%	32.26%	32.26%	21.73%	21.73%	21.73%	3.61%	3.61%	3.61%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Financial Highlights

	SIX MONTHS ENDED						YEAR ENDED OCTOBER 31,
	APRIL 30, 2009 (unaudited)						2008			2007
	CLASS A		CLASS C		CLASS Y		CLASS A	CLASS C	CLASS Y	CLASS A		CLASS C		CLASS Y
Selected per share data*
Net asset value, beginning of period	$18.92		$17.14		$19.23		$29.79	$27.39	$30.22	$27.92		$26.12		$28.28
Income from investment operations:
Net investment income (loss)	-0.02		-0.07		-0.02		-0.06	-0.20	-0.01	0.05	(d)	-0.13	(d)	0.07	(d)
Net realized and unrealized gains (losses) on investments	-0.82		-0.75		-0.84		-7.85	-7.16	-8.03	5.30		4.88		5.35
Total income (loss) from investment operations	-0.84		-0.82		-0.86		-7.91	-7.36	-8.04	5.35		4.75		5.42
Less distributions:
Dividends from net investment income	—		—		—		-0.07	—	-0.06	—		—		—
Distributions from capital gains	-1.15		-1.15		-1.15		-2.89	-2.89	-2.89	-3.48		-3.48		-3.48
Total distributions	-1.15		-1.15		-1.15		-2.96	-2.89	-2.95	-3.48		-3.48		-3.48
Net asset value, end of period	$16.93		$15.17		$17.22		$18.92	$17.14	$19.23	$29.79		$27.39		$30.22
Total return(C)	-4.37	%(a)	-4.72	%(a)	-4.40	%(a)	-29.20%	-29.74%	-29.23%	21.28%		20.34%		21.25%
Ratios and supplemental data
Net assets, end of period (millions)	$197		$70		$438		$127	$61	$501	$82		$65		$756
Ratio of operating expenses to average net assets including earnings credits	1.49	%(b)	2.24	%(b)	1.49	%(b)	1.41%	2.16%	1.41%	1.40%		2.15%		1.40%
Ratio of operating expenses to average net assets excluding earnings credits	1.49	%(b)	2.24	%(b)	1.49	%(b)	1.42%	2.17%	1.42%	1.41%		2.16%		1.41%
Ratio of net investment income (loss) to average net assets including earnings credits	-0.23	%(b)	-1.00	%(b)	-0.26	%(b)	-0.23%	-0.87%	-0.06%	0.18	%(d)	-0.51	%(d)	0.26	%(d)
Ratio of net investment income (loss) to average net assets excluding earnings credits	-0.23	%(b)	-1.00	%(b)	-0.26	%(b)	-0.24%	-0.88%	-0.07%	0.17	%(d)	-0.52	%(d)	0.25	%(d)
Portfolio turnover rate	17.23	%(a)	17.23	%(a)	17.23	%(a)	63.97%	63.97%	63.97%	50.26%		50.26%		50.26%

*Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares.

(d)  Investment income (loss) per share reflects special dividends received in Class A, C and Y which amounts to $0.13, $0.12, and $0.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in Class A, C and Y would have been (0.31%), (1.00%), and (0.22%).

See Notes to Financial Statements.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Fund of America

	YEAR ENDED OCTOBER 31,
	2006			2005			2004
	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y	CLASS A	CLASS C	CLASS Y
Selected per share data*
Net asset value, beginning of period	$26.11	$24.74	$26.42	$25.54	$24.44	$25.81	$22.80	$21.99	$23.03
Income from investment operations:
Net investment income (loss)	-0.08	-0.26	-0.08	-0.09	-0.26	-0.07	-0.22	-0.33	-0.16
Net realized and unrealized gains (losses) on investments	4.23	3.98	4.28	2.36	2.26	2.38	3.43	3.25	3.41
Total income (loss) from investment operations	4.15	3.72	4.20	2.27	2.00	2.31	3.21	2.92	3.25
Less distributions:
Dividends from net investment income	—	—	—	—	—	—	—	—	—
Distributions from capital gains	-2.34	-2.34	-2.34	-1.70	-1.70	-1.70	-0.47	-0.47	-0.47
Total distributions	-2.34	-2.34	-2.34	-1.70	-1.70	-1.70	-0.47	-0.47	-0.47
Net asset value, end of period	$27.92	$26.12	$28.28	$26.11	$24.74	$26.42	$25.54	$24.44	$25.81
Total return(C)	16.81%	15.93%	16.80%	9.16%	8.43%	9.23%	14.27%	13.46%	14.30%
Ratios and supplemental data
Net assets, end of period (millions)	$46	$48	$671	$29	$36	$684	$14	$17	$601
Ratio of operating expenses to average net assets including earnings credits	1.41%	2.16%	1.41%	1.49%	2.17%	1.43%	1.72%	2.21%	1.46%
Ratio of operating expenses to average net assets excluding earnings credits	1.41%	2.16%	1.41%	1.49%	2.17%	1.43%	1.72%	2.21%	1.46%
Ratio of net investment income (loss) to average net assets including earnings credits	-0.30%	-1.05%	-0.30%	-0.34%	-1.03%	-0.27%	-0.91%	-1.39%	-0.63%
Ratio of net investment income (loss) to average net assets excluding earnings credits	-0.30%	-1.05%	-0.30%	-0.34%	-1.04%	-0.27%	-0.84%	-1.32%	-0.57%
Portfolio turnover rate	40.38%	40.38%	40.38%	54.54%	54.54%	54.54%	44.68%	44.68%	44.68%

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

Note 1—Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equity and debt securities issued by U.S. corporations. The First Eagle Gold Fund's investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is primarily a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 pm E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser") to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Funds with significant non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded on that foreign market. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157—Fair Value Measurements that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The Statement applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements. The Statement applies broadly to securities and other types of assets and liabilities. FASB 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Statement also establishes a fair value hierarchy which prioritizes inputs or assumptions to valuation techniques. These inputs are summarized in the three broad levels listed below:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Other significant unobservable inputs (including fund's own assumption in determining the fair value of investments).

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2009:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL FAIR MARKET VALUE
Assets:
Investments in securities:
First Eagle Global Fund	$12,909,922,843	$1,808,650,607	$669,030	$14,719,242,480
First Eagle Overseas Fund	4,354,972,811	660,470,662	29,848,996	5,045,292,469
First Eagle U.S. Value Fund	449,810,064	255,997,436	27,840	705,835,340
First Eagle Gold Fund	878,824,950	93,970,240	—	972,795,190
First Eagle Fund of America	591,802,859	149,634,830	—	741,437,689
Investments in derivatives *:
First Eagle Global Fund	81,478,839	—	—	81,478,839
First Eagle Overseas Fund	38,534,333	—	—	38,534,333
Investments in other financial instruments **:
First Eagle Global Fund	1,109,925,515	—	—	1,109,925,515
First Eagle Overseas Fund	513,442,993	—	—	513,442,993
First Eagle U.S. Value Fund	44,093,555	—	—	44,093,555
First Eagle Gold Fund	288,702,365	—	—	288,702,365
Liabilities:
Investments in derivatives *:
First Eagle Global Fund	459,086	—	—	459,086
First Eagle Overseas Fund	157,500	—	—	157,500
First Eagle Fund of America	29,434,514	—	—	29,434,514

* Includes foreign forward currency contracts valued at net unrealized appreciation (depreciation) on the instrument and covered call options.

** Includes gold bullion.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

Fair Value Level 3 activity for the six months ended April 30, 2009 was as follows:

	FIRST EAGLE GLOBAL FUND	FIRST EAGLE OVERSEAS FUND	FIRST EAGLE U.S. VALUE FUND
Assets:
Investments in securities:
Beginning Balance—market value	$18,855,171	$18,793,916	$27,840
Purchases (Sales)	(328,500)	15,000,000	—
Transfers In (Out)—Level 3	—	—	—
Accrued Amortization	—	—	—
Gains (Losses)—Realized and Unrealized	(17,857,641)	(3,944,920)	—
Ending Balance—market value	$669,030	$29,848,996	$27,840

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f)  Repurchase agreements—The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

g)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Funds generally purchase put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Funds may also use options for speculative purposes, although it does not employ options for this purpose at the present time. The Funds will segregate assets to cover its obligations under option contracts.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

h)  Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index ("CPI"). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i)  Structured notes—The Funds may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund's earnings and profits. None of the Funds held structured notes as of April 30, 2009.

j)  Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales as of April 30, 2009.

k)  Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Portfolio of Investments.

l)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. In accordance with FASB Interpretation No. 48, management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

m)  Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

n)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

o)  Redemption Fee—Effective May 1, 2008, the redemption fee period was shortened for the First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund. The sale or exchange of shares of these Funds will be subject to a redemption fee if sold or exchanged within 60 days of the purchase of such shares, rather than if sold or exchanged within 90 days of the purchase of such shares. The redemption fee of 2% remains the same.

Also on May 1, 2008, the redemption fee was removed for the First Eagle U.S. Value Fund and the First Eagle Fund of America. The sale or exchange of shares of these Funds will no longer be subject to a redemption fee.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

p)  Recently issued accounting pronouncements—On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

Note 2—Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

personnel, related overhead and other costs) related to those services. For the six-month period ended April 30, 2009, the Funds reimbursed the Adviser amounts as disclosed in the Statements of Operations.

The Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund's fees.

The Adviser voluntarily paid the First Eagle Global Fund a total of $1,837 for losses on transaction related activity.

Pursuant to a subadvisory agreement, dated December 10, 2002, which agreement was amended and restated most recently in March 2009, ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or the "Subadviser") manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Funds have entered into Custody Agreements with State Street Bank and Trust Co. ("SSB"). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion. Under the terms of the Custody Agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. SSB serves as the custodian for the Funds.

The Funds have also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Funds' Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Funds' principal underwriter. For the six-month period ended April 30, 2009, First Eagle Funds Distributors realized $443,042, $76,369, $59,353, $170,265 and $27,755, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan, which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of April 30, 2009, balances to the Plan can be seen on the Statements of Assets and Liabilities.

Note 3—Options

For the six-month period ended April 30, 2009, First Eagle Fund of America had the following written options transactions:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2008	22,342	$7,422,821
Options written	181,111	52,511,822
Options assigned	(4,252)	(1,364,021)
Options expired/closed	(135,677)	(37,856,200)
Options outstanding at April 30, 2009	63,524	$20,714,422

As of April 30, 2009, portfolio securities valued at $197,526,005 were segregated to cover collateral requirements for written options.

Note 4—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with First Eagle Funds Distributors, a division of ASB Securities LLC ("the Distributor"),

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the Fund's average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the six-month period ended April 30, 2009, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the six-month period ended April 30, 2009, the services fees incurred by the Funds are disclosed in the Statement of Operations.

Note 5—Purchases and Sales of Securities

During the six-month period ended April 30, 2009, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $1,022,560,883, $154,021,288, $178,265,127, $284,638,475 and $208,565,027 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. government securities and short-term securities, totaled $1,591,400,876, $530,571,235, $9,146,680, $8,667,645 and $82,150,891 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

The cost of purchases of U.S. Government securities, excluding short-term securities, totaled $0, $0, $30,904,234, $0 and $0 for First Eagle Global Fund,

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of U.S. government securities, excluding short-term securities, totaled $39,840,882, $0, $0, $0 and $0 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Note 6—Line of Credit

As of September 10, 2008, the Board of Trustees approved a $200 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on Federal Funds rate plus 0.50% per annum. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee of 0.125% on the unused balance, allocated pro rata, based on the relative asset size of the Funds. Commitment fees related to the line of credit are paid by the Funds and are included in miscellaneous expenses in the Statements of Operations. During the six month period ended April 30, 2009, the Funds had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Global Fund	$—	—	$—	—
First Eagle Overseas Fund	3,802,000	1	52.81	0.00	%*
First Eagle U.S. Value Fund	1,500,000	1	20.83	0.00	%*
First Eagle Gold Fund	—	—	—	—
First Eagle Fund of America	—	—	—	—

* Amount represents less than 0.01%.

As of April 30, 2009, there were no outstanding borrowings from the credit facility.

Note 7—Capital Stock

At April 30, 2009, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

Transactions in shares of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2009			SIX-MONTH PERIOD ENDED APRIL 30, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Shares sold	30,222,981	18,203,473	15,676,129	37,668,535	21,546,794	6,454,785	16,845,384	6,278,593	9,394,967
Shares issued for reinvested dividends and distributions	18,109,693	4,549,283	6,631,410	17,644,515	8,732,564	3,153,124	609,075	178,097	273,853
Shares redeemed	(56,858,905)	(27,293,743)	(23,766,296)	(57,203,279)	(35,833,708)	(10,276,877)	(7,736,045)	(2,556,933)	(5,360,107)
Net increase (decrease)	(8,526,231)	(4,540,987)	(1,458,757)	(1,890,229)	(5,554,350)	(668,968)	9,718,414	3,899,757	4,308,713

	SIX-MONTH PERIOD ENDED APRIL 30, 2009			SIX-MONTH PERIOD ENDED APRIL 30, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS C	CLASS Y
Shares sold	18,633,726	1,614,661	4,548,634	6,290,890	1,603,614	1,766,756
Shares issued for reinvested dividends and distributions	1,576,368	236,404	342,567	438,430	213,945	1,425,579
Shares redeemed	(6,174,792)	(722,738)	(1,041,893)	(1,786,347)	(756,127)	(3,811,670)
Net increase (decrease)	14,035,302	1,128,327	3,849,308	4,942,973	1,061,432	(619,335)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Shares sold	75,198,015	46,137,156	42,650,283	53,918,059	36,339,153	8,976,374	8,871,653	4,173,274	3,757,921
Shares issued for reinvested dividends and distributions	28,071,819	5,754,096	9,114,495	32,392,050	18,060,451	5,046,138	985,724	284,778	545,993
Shares redeemed	(82,505,436)	(30,398,726)	(26,612,079)	(94,603,366)	(80,259,586)	(13,987,426)	(7,631,247)	(2,489,779)	(4,866,343)
Net increase (decrease)	20,764,398	21,492,526	25,152,699	(8,293,257)	(25,859,982)	35,086	2,226,130	1,968,273	(562,429)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS C	CLASS Y
Shares sold	9,428,364	1,314,468	2,219,049	5,447,853	1,689,034	4,012,896
Shares issued for reinvested dividends and distributions	1,974,866	307,964	358,191	292,451	224,578	2,452,363
Shares redeemed	(11,687,761)	(2,959,569)	(2,368,303)	(1,785,192)	(717,831)	(5,423,395)
Net increase (decrease)	(284,531)	(1,337,137)	208,937	3,955,112	1,195,781	1,041,864

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)

Transactions in dollars of capital stock were as follows:

	SIX-MONTH PERIOD ENDED APRIL 30, 2009			SIX-MONTH PERIOD ENDED APRIL 30, 2009
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Shares sold	$961,074,685	$577,537,221	$493,325,186	$601,683,174	$346,936,839	$102,971,506	$198,063,930	$74,829,138	$109,741,939
Shares issued for reinvested dividends and distributions	597,629,082	150,490,259	216,449,222	290,958,051	145,746,487	51,049,093	7,333,267	2,163,880	3,286,223
Shares redeemed	(1,778,492,047)	(868,628,275)	(735,926,328)	(914,059,296)	(586,743,979)	(160,688,597)	(89,396,456)	(29,822,505)	(62,067,657)
Net increase (decrease)	$(219,788,280)	$(140,600,795)	$(26,151,920)	$(21,418,071)	$(94,060,653)	$(6,667,998)	$116,000,741	$47,170,513	$50,960,505

	SIX-MONTH PERIOD ENDED APRIL 30, 2009			SIX-MONTH PERIOD ENDED APRIL 30, 2009
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS C	CLASS Y
Shares sold	$359,953,920	$32,163,998	$87,363,058	$104,206,185	$23,943,696	$30,056,979
Shares issued for reinvested dividends and distributions	29,478,076	4,460,947	6,286,099	7,356,862	3,224,159	24,334,625
Shares redeemed	(115,864,327)	(12,865,145)	(18,522,985)	(29,750,081)	(11,181,681)	(64,160,043)
Net increase (decrease)	$273,567,669	$23,759,800	$75,126,172	$81,812,966	$15,986,174	$(9,768,439)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GLOBAL FUND			FIRST EAGLE OVERSEAS FUND			FIRST EAGLE U.S. VALUE FUND
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C	CLASS A	CLASS I	CLASS C
Shares sold	$3,253,372,393	$1,988,837,367	$1,838,193,586	$1,186,545,157	$793,760,846	$197,183,459	$131,925,450	$63,391,324	$55,336,979
Shares issued for reinvested dividends and distributions	1,265,758,306	260,142,643	408,238,245	754,734,774	424,601,202	116,414,413	15,850,445	4,619,106	8,757,729
Shares redeemed	(3,421,928,092)	(1,239,421,544)	(1,078,377,093)	(2,041,179,422)	(1,816,450,609)	(295,592,815)	(116,253,611)	(38,125,997)	(73,856,144)
Net increase (decrease)	$1,097,202,607	$1,009,558,466	$1,168,054,738	$(99,899,491)	$(598,088,561)	$18,005,057	$31,522,284	$29,884,433	$(9,761,436)

	YEAR ENDED OCTOBER 31, 2008			YEAR ENDED OCTOBER 31, 2008
	FIRST EAGLE GOLD FUND			FIRST EAGLE FUND OF AMERICA
	CLASS A	CLASS I	CLASS C	CLASS A	CLASS C	CLASS Y
Shares sold	$218,484,735	$25,386,715	$49,541,357	$134,887,588	$37,909,600	$103,149,091
Shares issued for reinvested dividends and distributions	46,508,074	7,292,576	8,345,853	7,551,098	5,288,805	64,374,523
Shares redeemed	(262,984,501)	(72,465,944)	(51,621,426)	(41,259,286)	(15,524,079)	(130,526,933)
Net increase (decrease)	$2,008,308	$(39,786,653)	$6,265,784	$101,179,400	$27,674,326	$36,996,681

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Notes to Financial Statements (unaudited)   (continued)

Note 8—Indemnification and Foreign Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q is available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-334-2143.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-334-2143 or on the EDGAR Database on the SEC's Web site (www.sec.gov).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution (12b-1) and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Based on Actual Total Return1

	ACTUAL TOTAL RETURN WITHOUT SALES CHARGE[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Global Fund Class A	2.01%	$1,000.00	$1,020.10	$5.96
First Eagle Global Fund Class I	2.15	1,000.00	1,021.50	4.71
First Eagle Global Fund Class C	1.63	1,000.00	1,016.30	9.70
First Eagle Overseas Fund Class A	1.96	1,000.00	1,019.60	6.11
First Eagle Overseas Fund Class I	2.04	1,000.00	1,020.40	4.86
First Eagle Overseas Fund Class C	1.48	1,000.00	1,014.80	9.84
First Eagle U.S. Value Fund Class A	1.23	1,000.00	1,012.30	6.09
First Eagle U.S. Value Fund Class I	1.29	1,000.00	1,012.90	4.84
First Eagle U.S. Value Fund Class C	0.78	1,000.00	1,007.80	9.81
First Eagle Gold Fund Class A	40.87	1,000.00	1,408.70	7.41
First Eagle Gold Fund Class I	40.99	1,000.00	1,409.90	5.92
First Eagle Gold Fund Class C	40.39	1,000.00	1,403.90	11.80
First Eagle Fund of America Class A	-4.37	1,000.00	956.30	7.23
First Eagle Fund of America Class C	-4.72	1,000.00	952.80	10.85
First Eagle Fund of America Class Y	-4.40	1,000.00	956.00	7.23

1For the six months ended April 30, 2009.

2Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3Expenses are equal to the annualized expense ratio of 1.19%, 0.94%, 1.94%, 1.22%, 0.97%, 1.97%, 1.22%, 0.97%, 1.97%, 1.24%, 0.99%, 1.98%, 1.49%, 2.24% and 1.49% for the First Eagle Global Fund Class A, I, and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I, and C; and First Eagle Fund of America Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Fund Expenses (unaudited)   (continued)

First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Global Fund Class A	5.00%	$1,000.00	$1,018.89	$5.96
First Eagle Global Fund Class I	5.00	1,000.00	1,020.13	4.71
First Eagle Global Fund Class C	5.00	1,000.00	1,015.17	9.69
First Eagle Overseas Fund Class A	5.00	1,000.00	1,018.74	6.11
First Eagle Overseas Fund Class I	5.00	1,000.00	1,019.98	4.86
First Eagle Overseas Fund Class C	5.00	1,000.00	1,015.03	9.84
First Eagle U.S. Value Fund Class A	5.00	1,000.00	1,018.74	6.11
First Eagle U.S. Value Fund Class I	5.00	1,000.00	1,019.98	4.86
First Eagle U.S. Value Fund Class C	5.00	1,000.00	1,015.03	9.84
First Eagle Gold Fund Class A	5.00	1,000.00	1,018.65	6.21
First Eagle Gold Fund Class I	5.00	1,000.00	1,019.89	4.96
First Eagle Gold Fund Class C	5.00	1,000.00	1,014.98	9.89
First Eagle Fund of America Class A	5.00	1,000.00	1,017.41	7.45
First Eagle Fund of America Class C	5.00	1,000.00	1,013.69	11.18
First Eagle Fund of America Class Y	5.00	1,000.00	1,017.41	7.45

1For the six months ended April 30, 2009.

2Expenses are equal to the annualized expense ratio of 1.19%, 0.94%, 1.94%, 1.22%, 0.97%, 1.97%, 1.22%, 0.97%, 1.97%, 1.24%, 0.99%, 1.98%, 1.49%, 2.24% and 1.49% for the First Eagle Global Fund Class A, I, and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I, and C; and First Eagle Fund of America Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees1

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[2] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

1Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

2The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Additional Information (unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present[2]	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/ Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

1The term of office of each Independent Trustee expires on his/her 70th birthday.

2Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Dean's Advisory Council, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)
William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present[2]	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

1The term of office of each Independent Trustee expires on his/her 70th birthday.

2Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Additional Information (unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

1The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

Interested Trustees

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
John P. Arnhold[2] 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Variable Funds (1 portfolio)

1The term of office of each Interested Trustee is indefinite.

2Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Additional Information (unaudited)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE
Jean-Marie Eveillard[2] 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Advisor to Arnhold and S. Bleichroeder Advisers, LLC since March 2009; Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC since January 2000; Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds March 2007 through March 2009 and prior to December 2004 (portfolio management responsibilities commenced 1979)	6	Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Trustee, First Eagle Variable Funds (1 portfolio)

1The term of office of each Interested Trustee is indefinite.

2Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

Officers

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees
Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; President, ASB Securities LLC; Chief Operations Officer, First Eagle Variable Funds
Joseph T. Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

1The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Additional Information (unaudited)  (continued)

NAME, ADDRESS AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS
Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004
Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Treasurer, First Eagle Variable Funds
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President, First Eagle Variable Funds
Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

1The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Consideration of Investment Advisory Agreements

The Adviser

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund initially approved the Advisory Agreement between the Trust and the Adviser. The shareholders of the U.S. Value Fund initially approved the Advisory Agreement applicable to that Fund on August 31, 2001, and the shareholders of the First Eagle Fund of America initially approved the Advisory Agreement applicable to that Fund on December 10, 2002. The Board of Trustees of the Trust approved the continuation of all of these Advisory Agreements most recently on December 9, 2008 at an in-person meeting.

Prior to the meeting the Trustees requested information from the Adviser including performance and expense information and other material as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements. The Trustees also met with legal counsel in Executive Session where they were advised of their legal and fiduciary obligations in approving the Advisory Agreements.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees considered the responsibilities of the Adviser under the Advisory Agreements, noting that the Adviser is responsible for providing the Funds with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objectives and policies of each of the Funds.

•  The Trustees reviewed the Funds' long-standing historical relationship with the Adviser. They noted the quality and depth of the investment personnel retained by the Adviser, commenting with approval on the hiring of Mr. Matthew McLennan as a portfolio manager, the promotion of Mr. Abhay Deshpande, and the continued development of the analyst team. They expressed confidence in the capability and integrity of the Adviser's senior staff and management. They also discussed the institutional resources available to the Adviser as a result of its parent company's 2007 reorganization and sale of shares to a private equity firm with specialization and contacts in the investment management industry. Finally, the Trustees expressed appreciation that Mr. Eveillard will continue to be available in an advisory capacity and as a committed member of their Board.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Consideration of Investment Advisory Agreements

•  The Trustees reviewed the performance of the Funds on both an absolute and a relative basis. Significant short-term and long-term outperformance was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. Notwithstanding losses on an absolute basis, which were considered in light of the highly negative market environment, performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Funds' total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as each Fund's net management fee was generally similar to or lower than its reviewed peer group average, except that the net management fee of First Eagle Fund of America was higher than the reviewed peer group median. The Trustees discussed First Eagle Fund of America's advisory fee in light of this comparison and determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved by the Adviser. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, but considered that comparison less informative after taking into account the differing legal expenses and practical requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees noted the generally low levels of soft dollars and absence of affiliated broker-dealer relationships.

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds' expense ratios decreased in past years as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

(continued)

•  The Trustees reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the best interests of the Funds and their shareholders and should be continued.

The Subadviser

The shareholders of the First Eagle Fund of America approved the Subadvisory Agreement on December 10, 2002. The Board of Trustees recently approved the Agreement, in accordance with its annual review process, at a regularly scheduled Board meeting on December 9, 2008. In doing so, the Trustees considered the Adviser's capacity and commitment to oversee the Subadviser's portfolio management services, as well as the costs and benefits of continuing the Fund's relationship with Messrs. Harold Levy and David Cohen. The Trustees reiterated that the Subadviser's fees are paid by the Adviser and do not increase the total advisory fees borne by the Fund's shareholders. They noted with approval the investment performance of the Fund, which was superior and more consistent over the long-term than the reviewed peer group average. They also noted the costs incurred by the Subadviser in delivering its services, as well as the impact of soft dollars and other benefits to the Subadviser resulting from its relationship with the Fund. (A number of the factors evaluated by the Trustees in considering the Investment Advisory Agreement were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Investment Advisory Agreement.)

The Board then reviewed the arrangements with Iridian again at a special meeting held on March 30, 2009. The March 2009 review was prompted by actions taken by the Irish government that affected Iridian's ultimate parent company, the Bank of Ireland. In particular, the Irish government agreed in March 2009 to recapitalize the Bank of Ireland, making a substantial cash investment in the Bank and in return received various governance rights and economic interests in the Bank, including the right to appoint 25% of the Bank's board of directors. Because that recapitalization transaction could have been viewed as a "change of control" of Iridian, Iridian and the Bank of Ireland consulted with the SEC staff and received specific "no-action" relief that First

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

Consideration of Investment Advisory Agreements  (continued)

Eagle Fund of America shareholder approval was not required, assuming the Board promptly reviewed and approved a new version of the subadvisory agreement, which the Board did at its meeting held on March 30, 2009. There were no material changes to the new agreement. In their review, the Trustees considered their deliberations from the December 9, 2008 meeting, and additionally considered representations from Mr. Levy that, as a result of the Bank of Ireland transaction, there would be no change in actual, day-to-day control of Iridian or Iridian's personnel, that morale among Iridian's analysts remains high, and that First Eagle Fund of America remains important to Iridian's business. After full discussion, and with no single factor being determinative the Trustees then determined that it serves the best interests of First Eagle Fund of America and its shareholders to continue the subadvisory arrangements with Iridian without interruption.

Certain Terms of the Advisory and Subadvisory Agreements

As to each fund, the Advisory Agreement, and additionally with respect to the First Eagle Fund of America, the Subadvisory Agreement, will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the First Eagle Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Chief Operations Officer

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Winnie Chin

Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder

Advisers, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors, a division of
ASB Securities LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

The financial information included herein is taken from records of the Funds without examination by the Funds' independent auditors, who do not express an opinion thereon.

FIRST EAGLE FUNDS | SEMI-ANNUAL REPORT | APRIL 30, 2009

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

1345 Avenue of the Americas | New York, NY | 10105-4300 | 800.334.2143 | www.firsteaglefunds.com

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

Not applicable at this time.

Item 4.                                   Principal Accountant Fees and Services

Not applicable at this time.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Portfolio Managers of Closed-End Investment companies.

Not applicable at this time.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: July 1, 2009

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: July 1, 2009

*                            Print the name and title of each signing officer under his or her signature.